EXHIBIT 10.7

                                  LEASE BETWEEN


                     Sunrise Park Realty, Inc., as Landlord

                                       and

                         Balchem Corporation, as Tenant


                          dated as of February 8, 2002

                            GLOSSARY OF DEFINED TERMS

      This glossary is for reference purposes only and shall not be used to interpret or construe the Lease or any term in the Lease. Not all words and phrase that are defined in the Lease are necessarily in this glossary.

TERM                                                                                                       SECTION
----                                                                                                       -------
"American" ............................................................................................Section 8(a)
"any"   . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . ....................................14.2
"Application for Payment"................................................................................7.3(c)(ii)
"Approved Plan"    . . ........................................................................................ 6.1
"Appurtenances" . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..................... . . . . . . . . . 1.2
"Building"  ................. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
"CPI" . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .................. 4.3(b)(iii)
"Consent Threshold"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .......................  8.2(a)
"Construction Mortgage" . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . ............................ 5.1
"Construction Period"........................................................................................3.1(a)
"Cure Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . .............. 12(vii)
"Defaulting Party"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . ...............  13.2(d)
"Delivery of Possession"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ......................... 1.3
"Effective Date"   ............................................................................................ 1.1
"Event of Default".......................................................................................13.1(a)(i)
"Excluded Costs" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..............4.2(ii)(1)
"Final Application for Payment".........................................................................7.3(c)(iii)
"Fulton".......................................................................................................14.9
"Fulton Vehicle"...............................................................................................14.9
"HVAC Equipment" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ....................... 4.3(iv)(c)
"Hazardous Substances" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .........................  5.2(a)
"Holdover Period" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .............. 3.2(b)(i)
"Incidental Property"   ...................... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.2
"include" .................................................................................................... 14.2
"Institutional Mortgagee"...............................................................................11.2(a)(ii)
"Intended Use"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ................... 2.1
"Interest Rate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .........  13.2(b)(iii)
"Land"  ............................. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
"Landlord".............................................................................................Introduction
"Landlord's Engineer"..................................................................................Exhibit B(c)
"Landlord's Work"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .......................   7.1
"Landlord Work Period"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .........................  7.1
"laws".........................................................................................................14.2
"Lease Year"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .............  3.2(a)
"Leased Premises"......................................................................................Introduction
"Leasing Costs Attributable to the Sublease". . . . . . . . . . . . . . . . . ...............................2.2(5)
"legal requirements"...........................................................................................14.2
"Lienors".................................................................................................7.3(c)(v)
"Minimum Rent"..................................................................................................4.1

                                        i
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

TERM                                                                                                       SECTION
----                                                                                                       -------
"Net Subrent"..................................................................................Section 2.2(d)(i)(3)
"New Lease"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .  . ...........   13.2(ii)
"Nondefaulting Party" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .  . .................   13.2(d)
"Orange and Rockland" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ...............   4.3(a)(iii)
"Permitted Designee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . ......................   10.1(a)
"Potable Water Charge" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ...................  4.3(b)(iii)
"profit" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                ...2.2(d)
"Property Insurance Policy".................................................................................11.4(a)
"Real estate taxes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ...........    4.2(ii)(1)
"Reinforced Area"......................................................................................Exhibit B(c)
"Rent"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . .  ...........    14.2
"Rent Commencement Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ......................3.2(a)( i)
"Rent to Landlord Allocable to the Subleased Premises". . . . . . . ........................................ 2.2(4)
"repair"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . .............   14.2
"Result"............................................................................................... 13.2(a)(ii)
"soft cost"................................................................................................. 7.3(a)
"Special Lab Costs"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . ...................  7.3(a)
"Special Lab Items" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . ...................   7.3(b)
"Stop Work Period"......................................................................................3.1(a)(iii)
"Sublandlord" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . ..........2.2(2)
"Sublandlord Expenses". . . . . . . . . . . . . . . ................... . . . . . . . . . . . . . . . . . . .2.2(2)
"Sublease Year" ............... . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . .     2.2(1)
"Subrent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ......     2.2(1)
"substantial completion"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . ......................     7.3(c)
"Subtenant's Fraction".............................................................................................
"Surplus" . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..........2.2(4)
"Taking" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . ....   12.2(a)(i)
"Taking Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . .......   12.2(a)(ii)
"Taxing Authority" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..............   4.2(a)(i)
"Tenant"...............................................................................................Introduction
"Tenant Reimbursement".......................................................................................7.3(a)
"Tenant Release"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . ................   5.2(2)(aa)
"Tenant's Architect"....................................................................................Exhibit B5.
"Tenant's Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .  ......................    8.4
"Tenant's Work"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .................   7.1
"Transfer". . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ...............  2.2
"Transferee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ................ 2.2
"Transferor" . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ................ .2.2
"Unamortized Costs of Improvements Allocable
to the Subleased Premises". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ...................... 2.2(5)

                                TABLE OF CONTENTS

     This table of contents is for reference purposes only and shall not be used to construe or interpret the Lease.

                                                                                                              Page

ARTICLE 1.  THE LEASED PREMISES, EFFECTIVE DATE ..................................................................1

Section 1.1             The Effective Date; Glossary..............................................................1
Section 1.2             The Leased Premises.......................................................................1
Section 1.3             Landlord's Entry onto the Leased Premises.................................................1

ARTICLE 2.              USE, ASSIGNMENT AND SUBLEASE .............................................................2

Section 2.1             Use of the Leased Premises................................................................2
Section 2.2             Assignment and Sublease...................................................................2

ARTICLE 3.              TERM......................................................................................4

Section 3.1             Rent Commencement Date....................................................................4
Section 3.2             Term......................................................................................5

ARTICLE 4.              RENT......................................................................................6

Section 4.1             Minimum Rent..............................................................................7
Section 4.2             Taxes.....................................................................................7
Section 4.3             Utilities.................................................................................8

ARTICLE 5.              CONDITION OF BUILDING....................................................................11

Section 5.1             Title, Possession........................................................................11
Section 5.2             Hazardous Materials......................................................................11

ARTICLE 6.              PLANS, APPROVALS, DELIVERY OF POSSESSION.................................................15

Section 6.1             Approved Plan............................................................................15
Section 6.2             Permits, Approvals.......................................................................15
Section 6.3             Delivery of Possession, Outside Date.....................................................15

ARTICLE 7.              CONSTRUCTION.............................................................................16
Section 7.1             Landlord's Work..........................................................................16
Section 7.2             Tenant's Work............................................................................17
Section 7.3             Reimbursement of Tenant's Work...........................................................17

ARTICLE 8.              TENANT REPAIRS, ALTERATIONS                                                       .......20

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

                                                                                                              Page

Section 8.1             Building Repairs.........................................................................20
Section 8.2             Alterations..............................................................................21
Section 8.3             Liens....................................................................................21
Section 8.4             Tenant's Property........................................................................22

ARTICLE 9.              SECURITY DEPOSIT, LANDLORD TRANSFERS.....................................................22

Section 9.1             Security Deposit.........................................................................22
Section 9.2             Transfers by Landlord....................................................................22

ARTICLE 10.             ESTOPPEL, SUBORDINATION..................................................................23

Section 10.1            Estoppel Certificates....................................................................23
Section 10.2            Subordination and Nondisturbance........................................................ 23

ARTICLE 11.             INSURANCE ...............................................................................24

Section 11.1            Tenant's Insurance.......................................................................24
Section 11.2            Landlord's Insurance.....................................................................24
Section 11.3            Insurance Certificates...................................................................25
Section 11.4            Mutual Release, Waiver of Subrogation....................................................26
Section 11.5            Insurance Rating.........................................................................27

ARTICLE 12.             DAMAGE, TAKING...........................................................................27

Section 12.1            Damage...................................................................................27
Section 12.2            Taking of the Leased Premises............................................................29

ARTICLE 13.             DEFAULTS, RIGHTS AND REMEDIES............................................................29

Section 13.1            Events of Default........................................................................29
Section 13.2            Rights and Remedies Upon Default.........................................................30
Section 13.3            Emergency Repairs........................................................................32

ARTICLE 14.             INTERPRETATION AND NOTICES...............................................................32

Section 14.1            Notices..................................................................................32
Section 14.2            Interpretation...........................................................................33
Section 14.3            Interest.................................................................................34
Section 14.4            Binding Effect...........................................................................34
Section 14.5            Waiver of Landlord's Lien................................................................34
Section 14.6            Brokers..................................................................................34
Section 14.7            Notice of Lease..........................................................................35
Section 14.8            Board Approval...........................................................................35

EXHIBITS

                    Lease of Sunrise Park Building, Route 17M
                    -----------------------------------------
                   Town of Wawayanda, Orange County, New York
                   ------------------------------------------

The parties agree to the following as of February 8, 2002:

         Sunrise Park Realty, Inc., a New York corporation with an address of P.O. Box 519, Middletown, New York, 10940 and a street address of Fulton Chevrolet Building, Intersection 17M and Route 6, Middletown, NY 10940, ("Landlord"), leases the "Leased Premises" to Balchem Corporation , a Maryland corporation with an address of 2007 Route 284, Slate Hill, NY 10973, ("Tenant") on the following terms and conditions:

                 ARTICLE 1. THE LEASED PREMISES, EFFECTIVE DATE
                            -----------------------------------

Section 1.1 The Effective Date; Glossary.
-----------------------------------------

         The "Effective Date" is the first day both Landlord and Tenant have fully executed and delivered a counterpart of this Lease. A Glossary of all defined terms in this Lease is set forth after the signature page.

Section 1.2 The Leased Premises.
--------------------------------

         The "Leased Premises" consists of (a) all of that certain plot of land identified on the attached Exhibit A (the "Land"); (b) the entire building constructed on the Land, all other structures, buildings and improvements on the Land from time to time, and all fixtures, equipment, and machinery of Landlord and now or hereafter attached or affixed to or located on and used or employed in connection with the use, operation, maintenance or occupancy of the Land and/or the structures, buildings and improvements on the Land (collectively, the "Building"); (c) all right, title and interest of Landlord in and to all engineering, architectural and like studies and reports performed in connection with the Land and/or the Building (collectively, the "Incidental Property"); and
(d) all easements, rights of way or use, privileges, licenses, and appurtenances and rights to the same thereunto belonging or appertaining to the Land and/or the Building, or otherwise owned by Landlord and relating to the use or operation of the Land and/or Building, including without limitation all right, title and interest of Landlord, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Land to the center line thereof (collectively, the "Appurtenances").

Section 1.3 Landlord's Entry onto the Leased Premises.
------------------------------------------------------

         (a) Landlord and its mortgagees may enter the Leased Premises from time to time during reasonable business hours and after reasonable notice in order to inspect the Leased Premises or, during the last Lease Year, to show the Leased Premises to perspective tenants. (ii) Landlord and its contractors may enter the Leased Premises to the extent necessary to perform Landlord's Work or any other obligations pursuant to this Lease. (iii) Landlord may enter the Leased

Premises as otherwise expressly provided pursuant to this Lease. Landlord shall comply with Tenant's reasonable regulations in connection with any entry onto the Leased Premises permitted Landlord pursuant to this Lease.

         (b) After "Delivery of Possession" (hereinafter defined), Tenant may enter, use and possess and may permit any person or entity to enter, use and possess the Leased Premises except to the extent expressly prohibited by this Lease, but Landlord may not enter, use, or possess the Leased Premises or permit any other person or entity to enter, use, or possess the Leased Premises except as expressly provided in the preceding subsection (a). Landlord acknowledges that it may not park any vehicles on the Leased Premises or authorize vehicles to be parked except as may be reasonably incidental to an entry upon the Leased Premises expressly permitted in subsection (a).


                     ARTICLE 2. USE, ASSIGNMENT AND SUBLEASE
                                ----------------------------

Section 2.1 Use of the Leased Premises.
---------------------------------------

         The Leased Premises may be used for general and/or administrative offices and/or for research and development laboratory purposes (all of which are collectively referred to as the "Intended Use") or for any other lawful purpose with Landlord's approval which will not be unreasonably withheld. If a use is permitted, uses incidental thereto are permitted. Incidental uses include storage rooms, storage areas, file rooms, reception areas, mechanical rooms and areas, service areas, lobbies, corridors, stairways, bathrooms, kitchen areas and break rooms for employee use, and meeting and conference rooms.

Section 2.2 Assignment and Sublease.
------------------------------------

         (a) Except as provided in subsection (b), Tenant may not assign any interest in this Lease or sublet any portion of the Leased Premises (each of which is referred to as a "Transfer") without Landlord's consent. Landlord shall not unreasonably withhold its consent. An assignor or sublessor is referred to as "Transferor." An assignee or a sublessee is referred to as a "Transferee." Requests for Landlord's approval of a Transfer shall be in writing, and a copy of the request shall be sent to Landlord's co-copy addresses in accordance with
Section 14.1. If Tenant makes a written request for Landlord's consent to a Transfer, Landlord shall be deemed to have approved the proposed Transfer unless Tenant receives a written notice from Landlord disapproving the proposed Transfer on or before the fifteenth day after Landlord has received the request for approval. Any notice of disapproval of a Transfer shall set forth the reasons for the disapproval in reasonable detail.

         (b) Landlord's approval shall not be required to any of the following
Transfers:

                   (i) any Transfer to a parent, subsidiary, or affiliate of Tenant;

                   (ii) any merger or acquisition involving Tenant whether or not Tenant is the surviving entity;

                   (iii) any Transfer in which the Transferee is also purchasing substantially all of Tenant's assets used or located at the Leased Premises; or

                   (iv) any leasehold mortgage or collateral assignment of the Lease, and any Transfer arising from the exercise of a right pursuant to a collateral assignment or leasehold mortgage.

         (c) Whether or not a Transfer requires Landlord's consent, after a Transfer has occurred, Tenant shall provide Landlord with a copy of the instrument of assignment or sublease, if any, effecting the Transfer.

         (d) (i) If a sublease occurs and Tenant is not excused from the obligation to obtain Landlord's consent to the sublease pursuant to subsection
(b), Tenant shall pay Landlord one half of the "profit," if any, ultimately received by Tenant as a result of the sublease. The "profit," if any, resulting from the sublease shall be calculated as follows:

                           (1) The payments actually made by the subtenant to
the Tenant on account of rent and additional rent for the subleased premises (the "Subrent") for a "Sublease Year" shall be ascertained. If the term of the sublease is 13 months or less, the "Sublease Year"" shall be the term of the sublease. If the term of the sublease exceeds 13 months, the first "Sublease Year" shall be from the commencement of the sublease term through the end of the 12th full calendar month thereafter, and each successive 12 month period shall be a "Sublease Year" except that the last "Sublease Year" shall end on the last day of the term of the sublease and shall begin on the day following the end of the immediately preceding Sublease Year.


                           (2) The "Sublandlord Expenses" expended by the Tenant
(sometimes referred to in this Section as the "Sublandlord") for the Sublease Year shall be ascertained. "Sublandlord Expenses" are the cost and expenses of providing any goods and services or performing any work to or with respect to the subleased premises as required by the sublease, and the costs and expenses of enforcing any rights of Sublandlord or obligations of subtenant pursuant to the sublease, including attorneys fees expended to enforce the Sublandlord's rights and to defend against claims of subtenant and/or third parties (other than Landlord) relating to the subleased premises.

                           (3) The Sublandlord Expenses for the Sublease Year
shall be subtracted from the Subrent from the subtenant for the Sublease Year, and the result is referred to as the "Net Subrent."

                           (4) The "Rent to Landlord Allocable to the Subleased
Premises" for a Sublease Year shall be subtracted from the Net Subrent for the Sublease Year, and the result is referred to as the "Surplus" for the Sublease Year. The "Rent to Landlord Allocable to the Subleased Premises" means the rent and additional rent payable by Tenant to Landlord pursuant to this Lease for the Sublease Year multiplied by a fraction. The numerator of the fraction is the gross square footage of the subleased premises. The denominator of the fraction is 20,000 square feet. The gross square footage of the subleased premises includes the subleased premises' pro rata share of hallways, lobbies, common corridors, elevators and stairwells, maintenance rooms, utility rooms, and other common areas. The fraction is referred to as the "Subtenant's Fraction."


                           (5) The "Unamortized Costs of Improvements Allocable
to the Subleased Premises" and the "Leasing Costs Attributable to the Sublease" shall be ascertained as soon as practicable after the commencement of the term of the sublease. The "Unamortized Costs of Improvements Allocable to the Subleased Premises" means the cost of Tenant's improvements to the Leased Premises unamortized as of the commencement of the sublease multiplied by Subtenant's Fraction. The "Leasing Costs Attributable to the Sublease" mean the cost of brokers commission, attorneys fees, improvements to the subleased premises paid by Tenant, and other expenditures expended by Tenant in connection with the sublease.

                           (6) From the commencement of the term of the sublease
through the end of the term of the sublease, for each Sublease Year in which the Surplus is a positive number, Sublandlord shall retain the entire Surplus until Sublandlord has been reimbursed in full for the Unamortized Costs of Improvements Allocable to the Subleased Premises, the Leasing Costs Attributable to the Sublease, and all prior negative Surpluses. After Sublandlord has been reimbursed in full, and provided no negative Surplus thereafter accrues, any positive Surplus thereafter paid to Sublandlord shall be deemed "profit" and one half of it shall be paid to Landlord within thirty days after its receipt by Sublandlord. If a negative Surplus accrues, any positive Surplus that is thereafter paid to Sublandlord shall be retained in full until Sublandlord has been reimbursed for all prior negative Surpluses.


                                 ARTICLE 3. TERM
                                            ----

Section  3.1 Rent Commencement Date.
------------------------------------

                  (a) The "Rent Commencement Date" shall be the first day after the end of the "Construction Period." The "Construction Period" shall begin on the date Delivery of Possession occurs and, except as provided in subsection (b) below, shall end on the earliest of (i) the issuance of all permits and approvals, including a permanent Certificate of Occupancy, by the applicable governmental authorities required for Tenant to use the Leased Premises for the Intended Use after the construction of Tenant's Work; (ii) the first day that
(1) all of the office space and laboratory space have been fully completed, and
(2) Tenant shall be using substantially
all of the office space and laboratory space in the Leased Premises for the Intended Use; or (iii) the 365th day after the Effective Date.

                  (b) (i) Notwithstanding anything in subsection (a) to the contrary, if by the end of the Construction Period, as computed in accordance with subsection (a), Landlord has not completed Landlord's Work, the Construction Period shall be deemed extended and the Rent Commencement Date deferred until Landlord has completed all of Landlord's Work.

                  (ii) If by the end of the Construction Period, as computed in accordance with subsection (a) and parts (i) and (iii) of this subsection (b),
(1) a permanent Certificate of Occupancy permitting the Leased Premises to be used for the Intended Use has not been issued as a result of an act or omission by Landlord or failure by Landlord to perform or satisfy any obligation or condition under this Lease, and (2) Tenant is not then in material default of its obligations pursuant to the Lease after receipt of notice of the default from Landlord and after the expiration of any cure period provided pursuant to this Lease, then (3) the Construction Period shall be deemed extended to, and shall not be deemed to end until, (and the Rent Commencement Date shall be deferred until) the first day that all of the following shall have occurred:
Landlord shall have cured its breach of the Lease and shall have rectified its act or omission preventing the issuance of the Certificate of Occupancy and the Certificate of Occupancy shall have been issued.

                  (iii) Tenant is not required to commence "Tenant's Work" (as defined in Article 7) or if its has been commenced to continue the prosecution of Tenant's Work if Landlord is then in material default of its obligations pursuant to this Lease. Any period in which Tenant discontinues the prosecution of Tenant's Work as a result of the material default of Landlord in its obligations pursuant to this Lease is referred to as a "Stop Work Period." If during the Construction Period, as computed in accordance with subsection (a) and parts (i) and (ii) of this subsection (b), a Stop Work Period occurs, for each day of the Stop Work Period that occurs, the Construction Period shall be extended by one day, except that the Construction Period shall in no event be extended pursuant to this part (iii) past the first day that (1) all of the office space and laboratory space have been fully completed, and (2) Tenant shall be using substantially all of the office space and laboratory space in the Leased Premises for the Intended Use. The Rent Commencement Date shall be deferred until the end of the Construction Period as extended hereunder.

                  (iv) Extension of the Construction Period shall not be deemed to excuse a default by Landlord or prevent the default from becoming an Event of Default by Landlord under the Lease.

Section  3.2 Term.
------------------

         (a) (i) The period from the Rent Commencement Date through the last day of the twelfth full calendar month after the Rent Commencement Date is the first "Lease Year." Thereafter, every successive twelve month period is a "Lease Year." The term of this Lease will commence on the Effective Date and expire on the last day of the tenth "Lease Year" or such earlier date as is provided in this Lease or by law.

                   (ii) Notwithstanding anything in this Lease to the contrary, Tenant may terminate this Lease as of the last day of the seventh Lease Year by sending Landlord a notice of Tenant's exercise of its option to terminate on or before the 180th day prior to the last day of the seventh Lease Year accompanied by a termination fee of $240,000.

                   (iii) Notwithstanding anything in this Lease to the contrary, Tenant may terminate this Lease as of the last day of the eighth Lease Year by sending Landlord a notice of Tenant's exercise of its option to terminate on or before the 180th day prior to the last day of the eighth Lease Year accompanied by a termination fee of $120,000.

                   (iv) Notwithstanding anything in this Lease to the contrary, Tenant may terminate this Lease as of the last day of the ninth Lease Year by sending Landlord a notice of Tenant's exercise of its option to terminate on or before the 180th day prior to the last day of the ninth Lease Year accompanied by a termination fee of $75,000.

                   (v) Tenant shall not be deemed to have terminated this Lease pursuant to the preceding parts (ii), (iii), or (iv) if Tenant has terminated the term of this Lease pursuant to any other provision of the Lease or pursuant to law.

         (b) (i) If Tenant remains in possession of the Leased Premises after the expiration of the term of this Lease without Landlord's consent, Tenant shall be deemed a holdover tenant from the day after the end of the term of the Lease through the date Tenant surrenders the Leased Premises to Landlord (the "Holdover Period"). Tenant shall pay Landlord $30,625.00 per month plus Additional Rent that accrues during the Holdover Period as a use and occupancy charge. All charges for Tenant's use and occupancy during the Holdover Period shall be prorated for the period Tenant remains in possession of the Leased Premises after the expiration of the term, and Tenant shall have no obligation to pay any rent, use or occupancy charges for the period after the Holdover Period. All of the nonmonetary terms of the Lease other than the preceding subsection (a) shall apply during the Holdover Period. If Tenant has remained on the Leased Premises without Landlord's consent, Tenant shall be in breach of its obligations pursuant to this Lease, and Landlord shall be entitled to exercise all of its remedies as a result of the breach pursuant to this Lease and pursuant to law, except that Landlord may not hold Tenant to any year to year, month to month, or any other periodic tenancy and may not recover the charges for use and occupancy of the Leased Premises during the Holdover Period in excess of those set forth in this part (i). Landlord agrees that Landlord will insert a provision in any subsequent lease of the Leased Premises, or a portion thereof, to any third party to the effect that Landlord's failure to timely deliver possession of the premises because of any holdover of any prior tenant shall not be a breach of the lease and shall merely postpone the commencement of the term, rent commencement, and expiration date of the subsequent lease.

                  (ii) If Tenant remains in possession of the Leased Premises after the expiration of the term of this Lease with Landlord's consent, Tenant shall be deemed a month-to month Tenant thereafter, and all of the nonmonetary terms of this Lease (other than the preceding subsection (a) shall apply to the month-to-month tenancy. The Minimum Rent during the month-to-month tenancy shall be $20,416.67 per month unless the parties otherwise agree, and Tenant shall pay Additional Rent that accrues during the month-to-month tenancy.



                                 ARTICLE 4. RENT
                                            ----

Section 4.1 Minimum Rent.
-------------------------

         Tenant shall pay rent to Landlord of $20,416.67 per month for each month from the Rent Commencement Date through the end of the term of this Lease. This rent is referred to as "Minimum Rent." Minimum Rent for a full calendar month shall be paid in advance on the first business day of the month. Minimum Rent for any partial month shall be prorated and shall be paid on the first business day of the partial month that the number of days in the partial month can be calculated.

Section 4.2 Taxes.
------------------

         (a) (i) Subject to the proration provisions set forth herein, Tenant shall pay all of the real estate taxes imposed on the Leased Premises allocable to the period from the Rent Commencement Date through the balance of the term of the Lease. Tenant may elect to send Landlord a check for real estate taxes payable to the order of, or may pay such real estate taxes directly to, the authority imposing the real estate taxes (the "Taxing Authority"), and such check shall be deemed to satisfy Tenant's obligations pursuant to this Section to pay the taxes to Landlord. If Tenant pays real estate taxes directly to the Taxing Authority, Tenants will send Landlord a copy of the paid receipt promptly after Tenant has received it from the Taxing Authority. Real estate taxes for a tax fiscal year that lies partly within and partly outside the period from the Rent Commencement Date through the end of the term of this Lease shall be prorated between Landlord and Tenant. Tenant's payment of real estate taxes shall be due prior to the date the real estate taxes become delinquent, but in no event shall the real estate taxes be due earlier than the fifteenth day after Tenant has received a statement from Landlord for the real estate taxes due together with a tax bill from the applicable governmental authorities indicating the real estate taxes payable. Landlord agrees to cause all real estate taxes to be paid in a timely manner.

                  (ii) (1) "Real estate taxes" shall exclude assessments imposed on the Leased Premises as of the Effective Date, and any assessments thereafter imposed arising from or connected with any "Excluded Costs". "Excluded Costs are
(A) the construction, extension, installation, or connection to any water mains, sewer mains, or water meters; (B) the construction, extension, or installation of any roads, curbs, shoulders, sidewalks, paving, traffic control devices, or drainage required by the applicable governmental authorities as a condition to the use of the Leased Premises for the Intended Use; or (C) any impact fees or other development fees and charges imposed by any governmental authority in connection with the development of the Leased Premises for Tenant's Intended Use. "Real estate taxes" shall include any water and sewer charges assessed through a special taxing district that includes the Leased Premises provided the charges are for water used and consumed on the Leased Premises, but "real estate taxes" shall not include any portion of the charges assessed through a special taxing district which are intended to recover or finance any Excluded Costs.

                           (2) "Real estate taxes" shall include assessments
that are not excluded pursuant to the preceding subpart (1), but subject to the following. If an assessment is imposed on the Leased Premises after the date of this Lease, Landlord agrees to elect to pay the assessment over the longest time permitted by law. Thereafter, each annual installment of the assessment shall be included in "real estate taxes" for the tax fiscal year in which the installment becomes due. Tenant shall have no obligation to pay any portion of an installment allocable to a period prior to the Rent Commencement Date of after the termination of the term of the Lease.

         (b) If Tenant appeals or makes any application for an abatement of the real estate taxes, Landlord shall cooperate in any appeal or application for abatement, but shall not be required to incur any out-of-pocket expenses pursuant thereto, unless Tenant agrees to promptly pay the same.

         (c) Real estate taxes shall exclude any income, excess profits, excise, gift, franchise, estate, transfer, recording, mortgage or inheritance taxes, and any real estate tax increases arising from a reassessment of the Leased Premises as a result of the sale or transfer of all or any portion thereof.

         (d) Landlord shall diligently take all steps that are required to maintain the tax exemptions now or hereafter applicable to the Leased Premises, including any annual filings which may be required to maintain the exemptions, if any.

Section 4.3 Utilities.
----------------------

         (a) (i) Tenant shall pay for electricity and natural gas consumed by Tenant on the Leased Premises from the Delivery of Possession through the expiration of the term of the Lease directly to the utility providers.

                  (ii) Tenant may select the utility providers, and if any provider requires the grant of a utility easement to provide the service, Landlord shall execute the grant of the easement to the utility provided the grant of the easement does not materially diminish the value of the Leased Premises. Landlord shall grant the easement within a commercially reasonable period of time after receipt of the request, but in any event, on or before the thirtieth day after receipt of the request to grant the easement.

                  (iii) (1) Orange and Rockland Utilities, Inc. provides electricity and natural gas to the Town of Wawayanda as of the Effective Date. Orange and Rockland Utilities, Inc., its successors and assigns and is referred to as "Orange and Rockland". Landlord shall pay the costs to fully connect the entire Leased Premises to all utilities for the first time. If the costs have been paid by Tenant, Landlord shall reimburse Tenant the costs paid. Except as provided in subpart (2) of this part (iii), if Tenant elects to obtain a utility supplied by Orange and Rockland from another utility provider, Tenant shall pay the costs to connect the utility to the Leased Premises, and Landlord shall be obligated to reimburse Tenant the costs that would have been incurred had the utility been obtained from Orange and Rockland. Landlord shall pay any reimbursement due Tenant pursuant to this part (iii) on or before the 15th day after receipt of a bill from Tenant requesting the reimbursement.

                           (2) If Tenant obtains a utility from Orange and
Rockland and subsequently elects to obtain the utility from another utility provider, Landlord shall not be obligated to reimburse Tenant the cost of connecting the utility to the other utility provider.


         (b) (i) Landlord shall maintain, repair, and replace any well and water system on the Leased Premises and any septic tanks and sewerage system on the Leased Premises such that they are at all times in good order and repair, in compliance with all legal requirements, and adequate for Tenant's Intended Use of the Leased Premises to Tenant's reasonable satisfaction. Notwithstanding the foregoing, if a portion of a system is no longer in use because of the connection of the Leased Premises to a public water and sewer system, Landlord, at Tenant's reasonable request or if required by law, shall remove the unused portion of the system (other than the leach field, unless its removal is required by law) from the Leased Premises and shall repair any damage to the Leased Premises caused by the removal.

                  (ii) Landlord shall cause the Leased Premises to become connected to the public water and public sewer system on or before the ninetieth day after public water and public sewer service is available to the Leased Premises. This shall include disconnection of the Leased Premises from the well water and any septic system, removal of any septic tanks and systems as is required by law or reasonably required by Tenant, capping of any wells as is required by law or reasonably required by Tenant, connection of the Leased Premises to the public water and sewer system in a good and workman like manner and in compliance with all legal requirements and in conformity with the drawings and specifications for such connections referred to in Exhibit B, and installation of a good quality water meter of sufficient size for the Leased Premises. All disconnection and connection referred to herein shall be in accordance with the reasonable requirements of Tenant, including Tenant's scheduling, in order to avoid a disruption of Tenant's business.

                  (iii) Landlord acknowledges that well water from the Leased Premises is not potable pursuant to Tenant's requirements. If Tenant determines in its sole discretion as of Delivery of Possession that Landlord may not be able to connect the Leased Premises to the public water and sewer system by completion of "Tenant's Work" (hereinafter defined), Tenant may arrange for the Leased Premises to obtain potable water for the Leased Premises' Intended Use from bottled water or from any other source acceptable to Tenant. If the Leased Premises has not been connected to a public water and sewer system in accordance with this Lease by the first anniversary of the Effective Date, Landlord shall thereafter pay Tenant the "Potable Water Charge" from the first anniversary of the Effective Date through the date the Leased Premises shall have been fully connected to the public water and sewer system. From the first anniversary of the Effective Date through the end of the calendar year in which the first anniversary of the Effective Date occurs, the Potable Water Charge shall be $502.28 per month. Each calendar year thereafter, the Potable Water Charge shall be $502.28 per month multiplied by a fraction. The numerator of the fraction for a calendar year shall be the "CPI" for the November immediately preceding the beginning of the calendar year. The denominator of the fraction shall be the "CPI" for the second month prior to the Effective Date. "CPI" means the Consumer Price Index for All Urban Consumers - U.S. City Average, all items 1982-1984=100. The CPI is presently published by the United States Bureau of Labor Statistics. If publication of the CPI ceases, Landlord shall designate (subject to Tenant's written approval not to be unreasonably withheld) a substitute index then published which is reasonably comparable to the CPI. Landlord's payment for a month shall be paid in advance and shall be due Tenant on or before the fifteenth day of the month. If Landlord fails to make a Potable Water Charge payment for a month when due, Tenant may deduct the charge from Minimum and Additional Rent due Landlord. Tenant agrees that Tenant will pay the cost of all water required for laboratory purposes, and Landlord acknowledges that the Potable Water Charge is not for water required for laboratory purposes.

                  (iv) After the installation of a water meter in accordance with preceding part (ii) (but not earlier than Delivery of Possession), if the bill for water is sent to Landlord, upon receipt of a bill for water consumed on the Leased Premises during the term of the Lease, as measured by the Leased Premises' water meter, from the public utility supplying water to the Leased Premises, Landlord shall forward the bill to Tenant and Tenant shall send Landlord a check payable to the order of, or shall pay directly to, the public utility supplying water for the amount of the bill subject to Tenant's right to dispute any bill it considers in good faith to be in error. Tenant shall send the payment of the bill prior to the date the bill is due, except that Tenant is not required to send the payment earlier that the fifteenth day after Tenant has received the bill. If the water bill for water used on the Leased Premises during the term of the Lease is sent directly to Tenant, Tenant shall pay the bill directly to the public utility supplying water for the amount of the bill prior to the date the bill is due subject to Tenant's right to dispute any bill it considers in good faith to be in error.


         (c) (i) Heating, ventilation, air conditioning, and hot water equipment is referred to as the "HVAC Equipment." Landlord and Tenant agrees that the HVAC Equipment to be installed in the Leased Premises will be manufactured by either Carrier, Lennox, or another manufacturer approved by Landlord. If Tenant installs any HVAC Equipment, Tenant agrees to use a contractor for the installation approved by Landlord. Tenant shall make a written request for Landlord's approval of the contractor, and if Tenant does not receive a written disapproval of a proposed contractor for installation of the HVAC Equipment within five days of Landlord's receipt of the request for approval, Landlord shall be deemed to have approved the contractor. Landlord agrees that Landlord will not unreasonably withhold any approval requested by Tenant pursuant to this part (i).

                  (ii) After the Rent Commencement Date, Tenant shall maintain and be responsible for all regular and routine maintenance of HVAC Equipment serving the Leased Premises. Any repairs required by the HVAC Equipment (other than repairs required as a result of Tenant's alterations) in excess of $1,000 shall not be deemed regular and routine and shall be performed by Landlord promptly after Tenant requests Landlord to perform the repairs unless Tenant elects to perform the repairs. If Tenant performs the repairs that reasonably cost in excess of $1,000, Landlord shall reimburse Tenant for the reasonable cost of the repairs on or before the fifteenth day after a receipt of a statement from Tenant requesting the reimbursement. After the Rent Commencement Date, Tenant shall maintain a customary, routine service contract for the HVAC Equipment at Tenant's sole expense, and the maintenance of such a service contract shall satisfy Tenant's obligations as to maintenance of the HVAC Equipment. Landlord hereby assigns all warranties now or hereafter obtained by Landlord with respect to the HVAC Equipment to Tenant, and Landlord shall so notify the providers of the warranties at Tenant's request. Except for minor replacements performed as part of regular and routine repairs and except as provided in part (iii) below, Landlord warrants that no piece of HVAC Equipment will require replacement during the term of the Lease, and if any HVAC Equipment reasonably requires replacement during the term, Landlord shall promptly perform the replacement at Landlord's expense.

                  (iii) Landlord agrees that Landlord is not required to replace any the HVAC Equipment servicing Tenant's laboratory on the Leased Premises if Landlord establishes by a preponderance of the evidence that the HVAC Equipment would not have required replacement but for corrosive chemicals used by Tenant in the operation of its business on the Leased Premises.

         (d) Tenant may install a satellite dish and/or other communications devices solely for its own use in or on the Building without Landlord's consent. Tenant shall remove the devices on or before the end of the term and shall repair any damage caused by the removal.

                        ARTICLE 5. CONDITION OF BUILDING.
                                   ---------------------

         5.1 Title, Possession.
         ----------------------

         Landlord represents, warrants and covenants that throughout the term of the Lease: (a) Landlord owns and shall own the Leased Premises in fee simple subject to no easements, encumbrances or restrictions that would impair the operation or use of the Leased Premises for the Intended Use; (b) as of the Effective Date, the Leased Premises will be subject to no mortgage other than to the Mortgage described on Exhibit C (the "Construction Mortgage"); (c) the Leased Premises is and shall be free of tenants and occupants other than Tenant, its successors and assigns and those claiming by or through Tenant, its successors and assigns; (d) there are and shall be no violations of record or open applications with respect to the Leased Premises or the Building that would impair or prevent (i) obtaining all permits required to construct Landlord's Work and Tenant's Work on the Leased Premises, (ii) constructing Landlord's Work and Tenant's Work, or (iii) obtaining any certificates, licenses, or permits required to operate the Leased Premises for the Intended Use; (e) to Landlord's knowledge as of the Effective Date and as of Delivery of Possession, no material change or event is planned by any governmental entity or private party, including Landlord, that would adversely affect Tenant's operations on or the Intended Use of the Leased Premises; (f) (i) there is and shall be no violation of any legal requirements (excluding violations by Tenant), (ii) use of the Leased Premises for the Intended Use does not and will not breach or violate any covenant or restriction which is or is alleged to be enforceable and which encumbers or which is claimed to encumber the Leased Premises, and (iii) there is not and shall not be any lawsuit, claim, or administrative hearing arising from any breach or violation (or alleged breach or violation) of any covenant or restriction encumbering all or part of the Leased Premises which in any manner adversely affects or could adversely affect the construction, improvement, operation, or use of the Leased Premises for its Intended Use, or any of Tenant's Work, or any work or obligations of Landlord; (g) Landlord has the right to execute, deliver and perform this Lease, and Landlord's execution, delivery or performance of this Lease does not require the approval or joinder of any other person; and (h) Tenant shall at all times be entitled peaceably and quietly occupy and enjoy the Leased Premises in accordance with the terms of this Lease. Landlord shall defend against all others Tenant's right to occupy, use and enjoy the Leased Premises in accordance with the terms of this Lease. Landlord shall defend, indemnify, and hold Tenant harmless from all claims, loss, liability and damages (including attorneys fees paid or incurred by Tenant) arising from or connected with a breach by Landlord of any covenant, warranty, or representation of Landlord set forth in this Section, and this indemnity shall survive the termination of the Lease. If a condition, restriction, suit, action, occurrence, or event prevents or materially impairs Tenant's use of all or any part of the Building for the Intended Use, and if such condition, restriction, suit, action, occurrence, or event also constitutes a breach by Landlord of a covenant, representation, or warranty pursuant to this Section, Minimum Rent and Additional Rent shall wholly abate (if the entire Building may not be used for the Intended Use) or abate in proportion to the portion of the Building that cannot be used for the Intended Use (if only a portion of the Building may not be used for the Intended Use) until the breach is eliminated and use for the Intended Use is permitted, but this abatement shall not be deemed Tenant's sole remedy, or deemed a cure of the breach by Landlord, or limit Tenant's damages or other remedies, or the exercise thereof, as a result of the breach.


         5.2 Hazardous Materials.
         ------------------------

         (a) "Hazardous Substances" are oil, petroleum or hazardous chemical liquids or solids, hazardous liquid or gaseous products or any hazardous wastes or hazardous substance as those terms are used in any appropriate and applicable law, code or ordinance now or hereafter applicable to the Leased Premises including the New York Environmental Conservation Law ECL 15-0514 of McKinney's Consolidated Laws of New York. "Hazardous Substances" also include any material or substance that is now or hereafter defined or classified under federal, state, or local laws applicable to the Leased Premises as: (i) a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 and the Federal Water Pollution Control Act, 33 U.S.C. ss.1321 as now or hereafter amended; (ii) a "hazardous waste" pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss.6903, 6921, as now or hereafter amended; (iii) a toxic pollutant under section the Federal Water Pollution Control Act, 33 U.S.C. ss.1317 as now or hereafter amended; and (iv) a "hazardous air pollutant" under section 112 of the Clean Air Act, 42 U.S.C.ss.7412, as now or hereafter amended; or as (v) a "hazardous material" under the Hazardous Materials Transportation Uniform Safety Act of 1990, 49 U.S.C. App. ss.1802(4), as now or hereafter amended. Substances, wastes, materials, and like matters shall not be deemed to be Hazardous Substances if they are on the Leased Premises at a level or in a condition so that they are not prohibited or required to be remediated by any applicable legal requirements.

         (b) (i) Landlord warrants, represents and covenants that there are no Hazardous Substances at the Building or on the Leased Premises as of the date of this Lease. Landlord shall defend, indemnify, and hold Tenant harmless from all loss, liability and damages arising from any Hazardous Substances at, on, or under or released, transported or removed on or from the Leased Premises other than Hazardous Substances that may be generated or introduced by Tenant, its employees, agents, and contractors. Tenant agrees that it will not use any Hazardous Substances on the Leased Premises other than in compliance with applicable laws pertaining to their use, handling, and disposal. Tenant agrees to defend, indemnify, and hold Landlord harmless from all loss, liability and damages arising from introduction or generation of any Hazardous Substances at the Leased Premises in violation of this subsection by Tenant, its employees, agents, or contractors.

                  (ii) (1) Landlord shall remediate in compliance with applicable laws any Hazardous Substances at, on, or under or released on the Leased Premises in violation of applicable laws other than Hazardous Substances that may be generated or introduced by Tenant, its employees, agents, and contractors. Landlord shall commence the remediation promptly after

Landlord receives notice of the Hazardous Substances and shall diligently prosecute the remediation.

                           (2) (aa) A "Tenant Release" is a spill or release of
Hazardous Substances onto the Leased Premises by Tenant, its employees, agents, or contractors in violation of applicable laws during the term of the Lease which results in the presence of Hazardous Substances on the Leased Premises in such quantities as require remediation under applicable law. Tenant shall remediate any Tenant Release in to the extent required under applicable laws and in compliance with applicable laws.

                                    (bb) Tenant shall commence the remediation
of a Tenant Release promptly after receipt of notice from Landlord requesting the remediation and shall diligently prosecute the remediation. If the remediation requires access by Tenant or its contractors and consultants to the Leased Premises in order to comply with this requirement after the end of the term of the Lease, Landlord shall permit Tenant, its contractors and consultants to enter the Leased Premises and bring such materials onto the Leased Premises as Tenant or its contractors and consultants may reasonably require in order to perform its obligations pursuant to this subpart (2), and the same shall not be construed as a holdover by Tenant. Landlord shall reasonably cooperate with Tenant with respect to any remediation that may be required of Tenant.

                                    (cc) During the last Lease Year of the term
of the Lease, Landlord, at Landlord's sole cost, may enter the Leased Premises during Tenant's normal business hours to perform environmental tests and studies on the Leased Premises as are reasonable under the circumstances. Landlord shall not interfere with the operation of any business on the Leased Premises in the course of its performance of any tests or studies and shall provide Tenant with a copy of all of the reports, tests and study results arising from the tests and studies immediately upon their receipt by Landlord.

                                    (dd) Landlord shall be deemed to have waived
any claim that a Tenant Release has occurred and any rights in any way relating to the claim or the Tenant Release (including any right to be defended, held harmless, and indemnified from any loss, liability or damages with respect to the Tenant Release or the claim) if Tenant has not received a written notice from Landlord on or before the end of the term of the Lease asserting in good faith based on tests and studies performed by Landlord the results of which have been delivered to Tenant that the Tenant Release has occurred and requesting that Tenant remediate the Tenant Release.

         (c) Landlord warrants and represents that there is no asbestos or asbestos containing material on the Leased Premises. If any inspection of the Leased Premises indicates the presence of asbestos, including any asbestos containing materials, Landlord shall; at its sole cost and expense, and without limiting Tenant's rights and remedies promptly remove all such asbestos and asbestos containing materials with no disruption of Tenant's use of the Leased Premises.

         (d) If use of any chemical on the Leased Premises requires a permit from any governmental authority, Tenant shall maintain the permit while the chemical is in use at the Leased Premises, shall comply with any requirements of the permit, and shall upon receipt of Landlord's request, provide Landlord with a copy of the permit. If any liability insurance maintained by Tenant insures Tenant against the release of any Hazardous Substances by Tenant, Tenant shall comply with the requirements of the insurance. Landlord acknowledges that Tenant intends to use chemicals on the Leased Premises that include those listed on Exhibit D.

                      ARTICLE 6. PLANS, APPROVALS, DELIVERY
                                 --------------------------
                                 OF POSSESSION.
                                 --------------

Section 6.1 Approved Plan.
--------------------------

         On or before the 60th day after the Effective Date, Tenant shall submit to Landlord drawings and specifications for the improvements Tenant proposes to construct at the Leased Premises (including an elevator and mechanical systems for the Building) to make them suitable for Tenant's Intended Use. When Landlord approves Tenant's drawings and specifications, they are referred to as the "Approved Plan." Landlord may not withhold or delay its approval to the submission or any revision to the Approved Plan except to the extent the same constitutes a material violation of law or materially impairs the structural integrity of the Building. A submission not disapproved within thirty days of receipt is deemed definitively approved. Any disapproval shall specify the specific items disapproved and the reasons for the disapprovals. A submission that is disapproved by Landlord may be revised and resubmitted by Tenant until it has been approved or deemed approved by Landlord. If Landlord does not promptly approve Tenant's revised plans after Tenant's good faith effort to accommodate Landlord's objections, Tenant shall have the right to terminate this Lease by written notice to Landlord.


Section 6.2 Permits, Approvals.
-------------------------------

         Landlord shall promptly apply in the name of Landlord for the permits and approvals required to construct Tenant's improvements in accordance with the Approved Plan promptly after Landlord has approved (or is deemed to have approved) Tenant's drawings and specifications pursuant to the preceding Section
6.1. Tenant shall reasonably cooperate with Landlord in connection with any application and shall promptly pay any permit fees and reasonable out of pocket costs expended by Landlord to obtain permits to perform Tenant's improvements. If a permit or approval is denied, Landlord, at Tenant's expense, shall, if requested by Tenant, institute and diligently prosecute all appropriate proceedings to appeal the denial. If a permit or approval is granted, Landlord, at Tenant's sole cost and expense, shall defend any such favorable decision against all opponents thereof. Notwithstanding the foregoing, Landlord shall apply for all permits and approvals required to perform "Landlord's Work" (as defined in Exhibit B), shall institute and diligently prosecute all appropriate proceedings to appeal any denial, and if a permit or approval is granted shall defend any such favorable decision against all opponents thereof all at Landlord's expense.

Section 6.3 Delivery of Possession, Outside Date.
-------------------------------------------------

         (a) Landlord shall deliver possession of the Leased Premises to Tenant after all of the following conditions have been satisfied: (i) the Leased Premises are free and clear of all tenancies, occupants, and roof leaks; and
(ii) all permits and approvals required to perform Landlord's Work and to perform all of Tenant's improvements to the Leased Premises in accordance with the Approved Plan have been issued by the applicable governmental authorities. When Landlord has delivered possession of the Leased Premises to Tenant after satisfying all of the aforedescribed conditions, Landlord shall be deemed to have made "Delivery of Possession." Tenant shall not be deemed to have waived any condition Landlord is required to satisfy in order to make "Delivery of Possession" unless the waiver by Tenant is in writing. Notwithstanding Delivery of Possession, Landlord shall have access to the Leased Premises as is reasonably required in order to perform Landlord's Work.

         (b) If Delivery of Possession does not occur by February 15, 2002 (referred to as the "Outside Date"), Tenant may terminate the Lease. If Tenant accepts in writing Delivery of Possession after the Outside Date, Tenant's termination rights pursuant to this subsection (b) shall be void.

                             ARTICLE 7. CONSTRUCTION
                                        ------------

Section 7.1 Landlord's Work.
----------------------------

         Landlord shall perform the "Landlord's Work" (as defined in Exhibit B), and any other work performed by Landlord in accordance with this Lease, diligently, in a good and workmanlike manner, and in compliance with all applicable legal requirements, including any applicable permits and directions of any building inspector. Landlord shall commence the performance of Landlord's Work prior to Delivery of Possession or promptly thereafter. After commencement, Landlord shall diligently construct Landlord's Work until it has been completed. In the performance of Landlord's Work, Landlord shall not unreasonably interfere with the performance of "Tenant's Work" or with the operation of any business on the Leased Premises by Tenant. Landlord agrees to complete Landlord's Work on or before the end of the "Landlord Work Period", except that (i) any portions of Landlord's Work that cannot not be completed prior to the completion of Tenant's improvements to the Leased Premises shall be completed promptly after Tenant has completed the applicable improvements, and (ii) if all of the asphalt plants which provide asphalt for construction in Orange County, New York have closed for the winter by the time Landlord is about to commence asphalting the Leased Premises as part of Landlord's Work, Landlord may postpone the asphalting until at least one of the asphalt plant providing asphalt for construction in Orange County, New York has reopened. The "Landlord Work Period" shall begin on the day the all of the permits and approvals required to perform Landlord's Work are issued and shall end on the 90th day thereafter, except that for each day during the 90 day period that exceptional winter weather which could not be reasonably anticipated materially delays the performance of Landlord's Work, the Landlord Work Period shall be extended by one day.

Section 7.2 Tenant's Work.
--------------------------

         (a) (i) Tenant's improvement of the Leased Premises substantially as set forth in, contemplated by, and reasonably inferable from the Approved Plan is referred to as "Tenant's Work." Notwithstanding the foregoing, Tenant may install, but shall not be required to install, any sprinklers in the Building that may be described in the Approved Plan unless their installation is required by the municipality in which the Leased Premises is located. Tenant shall begin construction of Tenant's Work promptly after the Delivery of Possession and the issuance of all permits and approvals for the construction of Tenant's Work have occurred. After commencement and so long as such permits and approvals remain in effect, Tenant shall diligently prosecute the construction of Tenant's Work in a good and workmanlike manner and in compliance with all applicable legal requirements (including any applicable permits and approvals or directions of governmental authorities) substantially in accordance with the Approved Plan until it has been completed. In the performance of Tenant's Work, Tenant shall not unreasonably interfere with the performance of Landlord's Work.

                  (ii) Tenant represents and warrants to Landlord that all of Tenant's Work will be of good workmanship and quality and will comply in all material respects with all legal requirements, and Tenant shall promptly repair (and replace if reasonably required) any part of Tenant's Work that does not comply with these representations and warranties during the term of this Lease. The same Tenant warranties, representations, repair and replacement requirements shall apply to any repairs or replacements or alterations performed by Tenant as apply to the original Tenant's Work. Notwithstanding the foregoing, Tenant shall not be obligated to perform any repair or replacement, including a repair or replacement of any alteration, if the need therefor was caused by Landlord's negligence, gross negligence, intentional misconduct, or breach of this Lease.

                  (b) Notwithstanding anything in this Lease to the contrary, Tenant is not required to perform Tenant's Work at any time that Landlord is in material default of its obligations pursuant to this Lease. Material defaults by Landlord include the following:

                  (i). An Event of Default by Landlord under this Lease;

                  (ii) Landlord's Work is materially inconsistent with the requirements of Exhibit B or violates legal requirements in a material respect; or

                  (iii) Landlord is in breach of any covenant, warranty, or representation set forth in Section 5.1.

Section 7.3 Reimbursement of Tenant's Work.
-------------------------------------------

         (a) Landlord agrees to pay Tenant $630,000 (the "Tenant Reimbursement") in accordance with this Section. Tenant warrants that no portion of the Tenant Reimbursement shall be used to pay for the cost of any soft costs or "Special Lab Costs." "Special Lab Costs" are the costs of any "Special Lab Items." "Special Lab Items" are portable laboratory equipment and the installation of any special plumbing or HVAC Equipment for the laboratory that would not have been installed had the laboratory space been office space. All soft costs and Special Lab Costs shall be paid for by Tenant from other than the Tenant Reimbursement. A "soft cost" as the phrase is used in this Lease, means an engineering, architectural, or attorney fee. "Tenant's Work" for the purposes of this Section 7.3 excludes Special Lab Items and engineering, architectural, and attorney's work.

         (b) Exhibit F sets forth a Schedule of Values for the estimated costs of performing Tenant's Work on a line item basis. The Schedule of Values proportionately allocates the Tenant Reimbursement among the line items.

         (c) (i) Landlord shall pay progress payments to Tenant as the construction of Tenant's Work's progresses until Tenant's Work has been substantially completed. The phrase, "substantial completion", means completion of the work except for minor items that do not significantly affect the use of Tenant's Work for its intended purposes.

                  (ii) After the end of a calendar month, Tenant may make an application for a progress payment (an "Application for Payment") of the portion of the Tenant Reimbursement allocable to the Tenant's Work completed from the commencement of construction of Tenant's Work through the end of the calendar month less the amount of the Tenant Reimbursement then paid through the date of the Application for Payment. Each Application for Payment shall contain the information in the chart attached as Exhibit G and be accompanied by a certification from Tenant's Architect that the Tenant's Work completed through the end of the calendar month has been completed in a good and workmanlike manner, and a statement from an officer of Tenant stating (1) that the amount set forth in the Application for Payment (which amount shall also be set forth in the officer's statement) is the amount of the Tenant Reimbursement then due and payable by Landlord to Tenant pursuant to the Lease, and (2) (aa) whether or not Tenant contends, as of the date of the Application for Payment, that Landlord is in default of its obligations pursuant to the Lease, and (bb) whether or not as a result of the default Tenant will claim an offset as a credit against the Rent. If Tenant does contend that such a default exists and that Tenant will claim an offset as a credit against the Rent, the statement shall also provide a short description of the nature of the default contended.

                  (iii) After substantial completion of Tenant's Work, if any portion of the Tenant Reimbursement has not yet been paid, Tenant may make an application for a final payment (the "Final Application for Payment") of the balance of the Tenant Reimbursement. The application shall consist of a request for payment of the balance of the Tenant Reimbursement and shall be accompanied by a certification from Tenant's Architect that substantial completion of Tenant's Work has occurred, and a statement of an officer of Tenant stating (1) that the balance of the Tenant Reimbursement is then due and payable by Landlord to Tenant pursuant to the Lease, and (2) (aa) whether or not Tenant contends, as of the date of the Final Application for Payment, that

Landlord is in default of its obligations pursuant to the Lease, and (bb) whether or not as a result of the default Tenant will claim an offset as a credit against the Rent. If Tenant does contend that such a default exists and that Tenant will claim an offset as a credit against the Rent, the statement shall also provide a short description of the nature of the default contended.

                  (iv) Landlord shall pay an application for payment, whether a progress payment or a final payment, which conforms to the requirements of this subsection by the end of the calendar month in which it is submitted provided the application is submitted to Landlord by the 15th of the calendar month. An application not submitted to Landlord by the 15th of a calendar month shall be paid on or before the end of the following calendar month. Applications for payment shall be submitted no more frequently than once per month. If an application for payment, whether a progress payment or a final payment, is not paid when due, it shall bear interest payable to Tenant in accordance with this Lease; Tenant may, but is not required to reflect the interest due on any subsequent application for payment, but failure to do so shall not be deemed a waiver of the interest due or otherwise limit Tenant's rights.

                  (v) Each application for payment shall be accompanied by (i) Tenant's list of each general contractor with a direct contract with Tenant who performed any portion of the Tenant Work in excess of $5,000 through the date of the preceding application for payment (collectively referred to as "Lienors"),
(ii) partial releases of mechanics liens from each Lienor for work performed by the Lienor in excess of $5,000 through the date of the preceding application for payment and not covered by a previous release or partial release of mechanics lien, and (iii) invoices, purchase orders, contracts, or bills which are individually in excess of $5,000 for work performed or services rendered by each Lienor for the pay period before the application for payment. The releases from the Lienors shall be in a form that will be reasonably acceptable to the title insurance company insuring the lien of Lender's mortgage on the Leased Premises.

         (d) Anything herein to the contrary notwithstanding, in addition to the other rights and remedies that may be available to Landlord, Landlord shall not be obligated to make any payment of the Tenant Reimbursement to Tenant that has not yet been paid and that may otherwise be due or hereafter becomes due if and for so long as any one or more of the following exist:

                  (i). An Event of Default by Tenant exists under the Lease;

                  (ii) Tenant's Work is materially inconsistent with the Approved Plan and Landlord has not waived or approved the inconsistency (except Landlord may not withhold an amount more than the amount reasonably required to cure the inconsistency) ;

                  (iii) Tenant's Work violates legal requirements in a material respect (except Landlord may not withhold more than the amount reasonably required to cure the legal violation); or

                   (iv) A person or entity retained by Tenant to perform Tenant's Work has placed a lien on the Leased Premises;

provided, however, that Landlord shall promptly make payment to Tenant after the one or more of these events are cured. If a person or entity retained by Tenant to perform Tenant's Work has placed a lien on the Leased Premises, the event shall be deemed cured if such lien is bonded, or Landlord's lender's title company is willing to omit the lien from its title policy after deposit in escrow with the title company of the amount claimed in the lien, or otherwise so long as the same has the practical effect of removing the lien of record or omitting the lien from Landlord's lender's title policy. If an event causing a payment to be withheld is cured, Landlord shall promptly release to Tenant the amount so withheld upon receipt of reasonable evidence of same.

     (e) Tenant shall use commercially reasonable efforts to assist Landlord with submitting its request for advances under Landlord's Building Loan Agreement with its mortgagee. Payments by Landlord's lender or the failure of Landlord's lender to make any payment shall not limit or modify Landlord's obligations pursuant to the Lease.


                           ARTICLE 8.  TENANT REPAIRS, ALTERATIONS
                                       ---------------------------

Section 8.1 Building Repairs.
-----------------------------

         (a) After Delivery of Possession, and subject to the performance of Tenant's Work, Tenant shall be responsible for all routine and customary maintenance for the interior, nonstructural portions of the Leased Premises (including plumbing and electrical systems installed by Tenant) such that they are maintained in good order and repair, ordinary wear and tear and casualty excepted. Tenant shall maintain all exterior landscaping. Tenant shall perform snow removal. Tenant shall repair any roof leaks resulting solely from Tenant's HVAC Equipment installation, maintenance, or repair. HVAC Equipment includes Tenant's ventilation equipment. During the term, Tenant shall comply with all material legal requirements applicable to the interior, nonstructural portions of the Leased Premises. Notwithstanding the forgoing, maintenance of the HVAC Equipment shall be governed by Article 4 of the Lease and not by this subsection
(a).

         (b) (i) Except for the maintenance by Tenant of portions of the Leased Premises pursuant to the preceding subsection (a) and the maintenance of HVAC Equipment by Tenant to the extent required in accordance with Article 4, Landlord shall maintain and repair all portions of the Building. This includes maintenance and repair of the roof (including keeping the roof watertight except as otherwise provided in subsection (a)), the exterior, and the structural portions of the Building. Landlord represents and warrants that all of the improvements constructed by Landlord as part of Landlord's Work, and any other work performed by Landlord at the Leased Premises, will be of good workmanship and quality, will comply with all legal requirements, and will remain free from defects and fit for their intended purpose during the term of the Lease. Landlord shall promptly repair (and replace if reasonably required) any part of

Landlord's Work that does not comply with these warranties or representations during the term of the Lease. The same Landlord warranties, representations, repair and replacement requirements shall apply to any repairs or replacements as apply to the original Landlord Work. Notwithstanding the foregoing, Landlord shall not be obligated to perform any repair if the need for the repair was caused by Tenant's negligence and the loss is not covered by insurance that Tenant maintains or Landlord is required to maintain pursuant to this Lease. During the term, Landlord shall comply with all legal requirements applicable to the Building (other than those applicable to Tenant's maintenance of interior, nonstructural portions of the Leased Premises pursuant to Section 8.1(a) above).

                  (ii) Any maintenance and repairs conducted in the Building shall be conducted with due regard for and in a manner which minimizes any effect upon Tenant's operation and use of the Leased Premises.

Section 8.2 Alterations.
------------------------

         (a) After completion of construction of the initial improvements in accordance with the Approved Plan, Tenant may construct alterations in and to the Leased Premises from time to time. No Landlord consent shall be required as to any alterations performed by Tenant provided the aggregate cost of the particular alterations constructed does not exceed the "Consent Threshold." The "Consent Threshold"for the first Lease Year shall be $20,000. Thereafter the "Consent Threshold" for a Lease Year shall equal 105% of the Consent Threshold for the preceding Lease Year If Landlord's consent is required for the performance of any alterations, Tenant shall request Landlord's approval in writing with the drawings and specifications for the proposed alterations, and Tenant shall send a copy of the request to Landlord's co-copies set forth in
Section 14.1. It shall not be necessary for Tenant to send Landlord's co-copies the drawings and specifications for the proposed alterations. Landlord shall not unreasonably withhold its consent. If Landlord fails to expressly disapprove proposed alterations, together with a detailed written explanation of its good faith detailed reasons therefor on or before the fifteenth day after Landlord has received the written request for approval and the drawings and specifications for the alterations, Landlord shall be deemed to have approved the proposed alterations. Tenant's alterations shall be performed in a good and workmanlike manner, in compliance with all legal requirements.

         (b) Notwithstanding anything in this Lease to the contrary, Tenant may install, remove, reinstall, and alter Tenant's signage from time to time provided that such signage complies with the applicable legal requirements. Signs intended to be viewed from the public roads shall be subject to Landlord's approval which shall not be unreasonably withheld. At the end of the term of the lease, Tenant shall remove its signs from the Leased Premises and shall repair any damage caused by the removal.

Section 8.3 Liens.
------------------

         A party shall commence an appropriate legal proceeding to discharge, bond or stay any mechanic's liens on the Leased Premises arising from work performed by the party on or before the thirtieth day after receipt of notice of the lien. After commencement, the proceeding shall be diligently prosecuted unless the mechanics' lien is otherwise discharged. A title insurance policy or endorsement benefitting the other party (or benefitting Landlord's lender) that insures over the mechanics' lien shall be deemed tantamount to and shall have the same effect as the discharge of the lien. If work is within the scope of work of a contractor that the party has hired to perform the work, the party shall be deemed to be performing the work within the meaning of this Section.

Section 8.4 Tenant's Property.
------------------------------

         "Tenant's Property" means all machinery, equipment, and other trade fixtures used in the operation of or kept at the Leased Premises in connection with Tenant's business whether or not affixed to the Leased Premises, and all furniture, furnishings, decorations to the Leased Premises, Tenant's signs, and any personal property of Tenant. Tenant shall remain the owner of Tenant's Property and may remove Tenant's Property from the Leased Premises on or before the expiration of the term. Tenant shall repair any damage caused by Tenant's removal of any of Tenant's Property from the Leased Premises. Any partitioning, HVAC Equipment, plumbing, lighting, and permanent floor coverings installed by Tenant at the Leased Premises is not included in Tenant's Property and shall be surrendered by Tenant with the Leased Premises at the end of the term.

                 ARTICLE 9. SECURITY DEPOSIT, LANDLORD TRANSFERS
                            ------------------------------------

Section 9.1 Security Deposit.
-----------------------------

         (a) Tenant shall deposit with Landlord by good check the sum of $40,833.33 on or before the seventh day after the latest to occur of the following: (i) approval of this Lease by the Board of Directors of Tenant; (ii) the Effective Date; or (iii) Delivery of Possession. Such deposit will be deposited and held by Landlord in a separate segregated, interest bearing escrow account for the benefit of Tenant. If an Event of Default by Tenant occurs and is continuing, Landlord may use, apply or retain the whole or any part of the security and accrued interest so deposited to the extent required to cure the Event of Default. If at the end of the term of the Lease there is no uncured Event of Default which is then continuing, the security (including all interest thereon except the portion paid to Landlord pursuant to subsection (b) below) shall be immediately returned to Tenant.

         (b) For each Lease Year that Landlord holds the security deposit, Landlord may pay itself an administrative charge from the interest earned by the security deposit. The administrative charge shall for a Lease Year shall not exceed the lesser of $250.00 or the interest earned by the security deposit during the Lease Year.

Section 9.2 Transfers by Landlord.
----------------------------------

         (a) Landlord and the then fee owner of the Leased Premises shall at all times be bound to perform all of the Landlord's obligations pursuant to the Lease and is liable for any breach of any of Landlord's obligations. This includes obligations that may have accrued prior to the date the then fee owner of the Leased Premises acquired its fee interest.

         (b) Upon the transfer of Landlord's interest in the Leased Premises to a transferee, the transferor shall transfer any security deposit and accrued interest to the transferee. Upon the occurrence of the transfer, the transferor shall be deemed released by Tenant from all liability for the return of such security and the transferee shall be deemed to have assumed all of the Landlord's obligations pursuant to the Lease to return the security deposit.


                       ARTICLE 10. ESTOPPEL, SUBORDINATION
                                   -----------------------

Section 10.1 Estoppel Certificates.
-----------------------------------

         (a) A party shall execute and deliver an Estoppel Certificate addressed to the other party's "Permitted Designee" within twenty days after receipt of a request. An Estoppel Certificate may not be relied upon by the then existing Landlord or Tenant but only by the "Permitted Designee" or "Permitted Designees" to whom it is addressed, their respective successors and assigns, and if addressed to the holder of any mortgage encumbering the Land and the Building or encumbering Tenant's leasehold estate, the purchaser at any foreclosure sale of the mortgage. If a Permitted Designee subsequently acquires the interest of Landlord or Tenant, the Permitted Designee may continue to rely on the Estoppel Certificate in its capacity as Landlord or Tenant. Actual or prospective lenders, purchasers (including purchasers at a foreclosure sale), assignees and sublessees are "Permitted Designees" and each is a "Permitted Designee."

         (b) An Estoppel Certificate shall state to the best of the party's knowledge: (i) whether the Lease has been amended, and if so, the date of any amendments; (ii) whether this Lease is in full force and effect; (iii) the date to which Minimum Rent and Additional Rent have been paid; (iv) whether the party contends that an Event of Default has occurred and continues to exist and a description of any Event of Default so contended.

Section 10.2 Subordination and Nondisturbance.
----------------------------------------------

         (a) Provided Landlord is not in default of the terms of this Lease beyond any applicable cure period after receipt of notice of the default, Tenant shall subordinate this Lease to each first mortgage which encumbers the Leased Premises as long as the mortgagee executes a nondisturbance agreement satisfactory to Tenant which contains the following provision:

         "Mortgagee recognizes the Lease and shall not disaffirm the Lease even if mortgagee shall foreclose the mortgage; (ii) the purchaser at a foreclosure sale will recognize and not disaffirm the Lease; (iii) Tenant shall be entitled to all of its rights under the Lease; (iv) insurance proceeds and Awards shall be disbursed as provided in the Lease; (v) subject to Landlord's rights with respect to the continuation of an Event of Default under the Lease, Tenant's possession of the Leased Premises shall not be disturbed by mortgagee or by any person or entity whose rights are acquired as a result of foreclosure proceedings or a deed or conveyance in lieu thereof."

         (b) If Tenant subleases any portion of the Leased Premises to a sublessee in accordance with this Lease, Landlord, upon the Tenant's request (and provided Landlord approves the request, Landlord's approval not to be unreasonably withheld), shall execute a nondisturbance and attornment agreement for the sublessee's benefit consistent with the provisions of this Section 10.2 and reasonably satisfactory to the sublessee, Landlord, and the holder of any first mortgage on the Leased Premises provided the Minimum Rent per square foot of the sublease is no less than the Minimum Rent per square foot of the Lease and the other terms of the sublease are not materially less favorable to Tenant than this Lease is to Landlord.

                           ARTICLE 11.  INSURANCE
                                        ---------

Section 11.1 Tenant's Insurance.
--------------------------------

         (a) During the term of this Lease, Tenant shall maintain: (i) public liability and property damage insurance covering the Leased Premises with a minimum single combined limit of $2,000,000.00 naming Landlord and any Mortgagee designated by Landlord as an additional insured; (ii) all-risk property insurance on Tenant's Property.

         (b) At any time from Delivery of Possession through the surrender of the Leased Premises to Landlord that Tenant maintains pollution legal liability insurance coverage for the Leased Premises, Tenant agrees that it will cause Landlord to be an additional insured with respect to such coverage. Tenant agrees that Tenant will be covered by pollution legal liability coverage on the Effective Date.

Section 11.2 Landlord's Insurance
---------------------------------

         (a) (i) Landlord shall carry an "All Risk" insurance policy which shall include any endorsements. The coverage limits shall not be less than the cost of replacing the Building. Coverage shall be at least sufficient so that losses shall be paid in full up to the face amount of the policy. Landlord shall also carry any endorsements required such that the full cost of repairing damage to the Building or if necessary, replacing the Building, is available from insurance proceeds in the event of a loss. This may include the following endorsements: "Contingent Liability From the Operation of Building Laws," "Increased Cost of Construction" and "Demolition Costs Which May be Necessary to Comply With Building Laws." Any mortgage obtained by Landlord encumbering all or a portion of the Land and/or Building shall provide that if a loss occurs, the proceeds of any property insurance policy maintained by or for Landlord shall be applied to the repair the Leased Premises to the extent necessary to repair all damage to the Building including the improvements installed by any tenant(s) of the Building, and if the repairs are performed by Tenant, the insurance proceeds shall be paid to Tenant on Landlord's behalf in accordance with this Lease.

                  (ii) An "Institutional Mortgagee" is an institutional mortgagee holding a first mortgage on Landlord's fee interest in the Leased Premises. Except to the extent that Landlord is required to pay the proceeds of any Property Insurance Policy to an Institutional Mortgagee pursuant to a first mortgage encumbering the Leased Premises, Landlord shall apply the proceeds of any Property Insurance Policy paid or payable to Landlord or any of its affiliates or nominees to the payment and performance of its obligations pursuant to the Lease. Landlord hereby grants Tenant a security interest in any Property Insurance Policy and its proceeds maintained by or for Landlord insuring the Leased Premises to secure the performance of Landlord's obligations pursuant to the Lease. Tenant's security interest shall be subordinate in all respects to the security interest in such Property Insurance Policy and its proceeds held by any Institutional Mortgagee pursuant to a first mortgage now or hereafter encumbering the Leased Premises. Landlord authorizes Tenant to file a financing statement and any extension thereof during the term of the Lease in the public records to perfect Tenant's security interest and such financing statement shall not require the signature of Landlord, but such financing statement shall state that Tenant's interest in the policy and proceeds of any Property Insurance Policy maintained by or for Landlord insuring the Leased Premises is subordinate in all respects to the security interest in such Property Insurance Policy and its proceeds held by an Institutional Mortgagee pursuant to a first mortgage now or hereafter encumbering the Leased Premises. To the extent funds are used for the payment or performance of Landlord's obligations pursuant to the Lease, they shall be deemed free of Tenant's security interest.

         (b) Tenant shall pay Landlord's costs of maintaining the insurance described in the preceding subsection (a). Landlord shall send a copy of the bill for the insurance premium to Tenant, and Tenant may elect to pay the amount to Landlord or through a check payable to the order of the insurer, either of which will satisfy Tenant's obligations pursuant to this subsection. Notwithstanding anything in this Lease to the contrary, Tenant is not obligated to pay the portion of any insurance premium allocable to coverage for a period prior to the Rent Commencement Date or after the expiration of the term of this Lease.

         (c) Notwithstanding the foregoing, Tenant, on thirty days prior written notice, may elect to procure and maintain the insurance described in subsection
(a) at Tenant's cost in lieu of payment of Landlord's insurance costs pursuant to the preceding subsection (b).

Section 11.3 Insurance Certificates.
------------------------------------

         Each party shall provide the other with a certificate of insurance indicating compliance with this Article within ten days after receipt of request. Within twenty days prior to the date of expiration of any policy, the party maintaining the policy shall cause notice of the renewal or replacement of the policy to be sent to the other party.

Section 11.4 Mutual Release, Waiver of Subrogation.
---------------------------------------------------

         (a) Landlord is not responsible for any damage to the tangible property of Tenant in the Leased Premises that would be insured against by a "Property Insurance Policy" maintained by Tenant, and Tenant is not responsible for any damage to the Building that would be insured against by a "Property Insurance Policy" maintained by Landlord. Landlord and Tenant hereby release each other and anyone claiming through subrogation from any liability for any loss of or damage to the Building or tangible property in the Building that would be insured against by a "Property Insurance Policy". In addition, each party shall cause any "Property Insurance Policy" it maintains with respect to the Leased Premises or the Building or its contents to be written to provide that the insurer waives all rights of recovery by way of subrogation against the other party. A "Property Insurance Policy" is an "All Risk" insurance policy which includes sufficient coverage to pay the full cost of repairing, and if necessary, replacing the property insured. Landlord and Tenant shall remain responsible to each other for property damage caused by the intentional acts of their respective officers, employees, or agents which violate the Lease or which violate applicable laws and which are not insured against by a Property Insurance Policy.

         (b) Subsection (a) does not apply to property or property rights insured by title insurance or any other insurance other than that which is provided under a Property Insurance Policy.

         (c) If Tenant's title insurer seeks to prosecute or provide for the defense of any action or proceeding, Landlord agrees that Tenant's title insurer may do so in the name of Tenant and/or Landlord. Landlord shall give Tenant's title insurer all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act which in the opinion of Tenant's title insurer may be necessary or desirable which may be necessary or desirable to establish Landlord's and Tenant's title to the Land and the Building free and clear of any easements, restrictions or encumbrances which would interfere with any use of the Leased Premises by Tenant permitted pursuant to this Lease. Landlord covenants that Tenant may quietly use and enjoy the Leased Premises free of any easement, covenant, and restriction that would interfere with any Tenant use of the Leased Premises permitted pursuant to this Lease, and this subsection shall not be deemed to limit this covenant of Landlord.

         (d) Landlord agrees that Landlord will obtain an owner's title insurance policy from First American Title Insurance Company of New York with a face amount of at least $2,500,000 and an effective date as of the date of this Lease which insures Landlord's fee interest in the Leased Premises and which is satisfactory to Landlord and Tenant. Landlord hereby grants Tenant a security interest in the owner's title insurance policy and its proceeds to secure the performance of Landlord's obligations pursuant to the Lease. Landlord authorizes Tenant to file a financing statement and any extension thereof during the term of the Lease in the public records to perfect Tenant's security interest, and such financing statement shall not require the signature of Landlord. If any proceeds are payable pursuant to the policy, such amounts shall be paid in escrow to an attorney selected by Landlord and reasonably acceptable to Tenant and shall be held by such attorney in escrow until the settlement and discharge of all claims between Landlord and Tenant through the agreement of Landlord and Tenant or through the order of a court of competent jurisdiction. Any amounts payable to Landlord after the settlement and discharge of all claims between Landlord and Tenant shall be deemed free of Tenant's security interest.

Section 11.5 Insurance Rating.
------------------------------

         All insurance carried by Landlord or Tenant pursuant to this Lease shall be with an insurance company which may legally insure property and liability in the State of New York and which has a rating by A.M. Best of at least A Category XII.

                           ARTICLE 12. DAMAGE, TAKING
                                       --------------

Section 12.1 Damage.
--------------------

                  (a) If the Leased Premises is damaged by fire or other catastrophe, either party may take reasonable steps to secure undamaged property from theft and additional damage.

                  (b) Except as provided in subsection (e), Landlord shall repair all damage to the Leased Premises and the Building including the improvements installed by any tenant(s) of the Building. Landlord shall commence the repair as soon as reasonably possible after the damage and shall diligently prosecute the repair until completion.

                  (c) Rent shall abate from the date of the damage to the earlier to occur of (i) the 30th day after the repair has been substantially completed and the entire Leased Premises are available to Tenant and suitable for the Intended Uses; or (ii) the date Tenant resumes operation of its business throughout the entire Leased Premises. If the Leased Premises are repaired such that they are partially tenantable and Tenant determines to operate from the tenantable portion, Rent shall abate only to the extent to and in proportion with the portion of the Building that is not reasonably usable for the operation of Tenant's business consistent with Tenant's past practice.

                  (d) (i) Notwithstanding the foregoing, except as provided in subsection (e), if Landlord fails to substantially complete the repair within 180 days of the date the damage occurs, or if the damage occurs in the last 36 months of the term, Tenant may elect to terminate the Lease and surrender the Leased Premises to Landlord. If Landlord has not substantially completed the repairs within 180 days of the date the damage occurred and if Tenant terminates this Lease pursuant to this subsection (d), Landlord agrees to immediately pay Tenant the then unamortized cost of Tenant's investment in the Leased Premises as of the date Tenant elects to terminate the Lease, and Landlord's obligation shall survive the termination of the Lease. This Section shall govern in lieu of Section 227 of the Real Property Law.

                           (ii) The following is an example of amortization; it
is not intended to create or limit rights pursuant to this Lease. If X invests $100 in a leased premises on or before the commencement of the term of a 10 year lease, the investment would be amortized over the term at the rate of $10.00 per year. If X invests $800 as of the end of the second year of a 10 year lease, the investment is amortized over the remainder of the term at the rate of $100 per year. As of the end of the sixth year of the lease, the then unamortized amount of X's investment is $40 plus $400 for a total of $440.

                  (e) If the Leased Premises is damaged by fire or other catastrophe and Landlord has not yet physically commenced the repair in a bona fide manner (excluding securing of damaged property in accordance with subsection (a)), Tenant may request Landlord approve Tenant's performance of the repair of the damage in Landlord's stead. Landlord shall not unreasonably withhold its approval. Tenant shall not be deemed to have made such request unless Tenant sends written notice of the request to Landlord. If Tenant requests Landlord's approval to repair the damage, and Landlord approves, Tenant and not Landlord shall perform Landlord's repair obligations pursuant to subsection (b), and Tenant shall be deemed to have waived its right to terminate the Lease pursuant to the preceding subsection (d) as a result of the particular fire or other catastrophe or the failure to complete its repair (but not as to any subsequent fire or catastrophe). If Tenant repairs the damage pursuant to this subsection (e), Tenant shall commence the repair as soon as practicable after Landlord has approved performance by the Tenant and shall diligently prosecute the repair until it has been completed. If Tenant performs the repair, Landlord agrees to pay Tenant for the costs paid or incurred by Tenant in performing the repair on or before the fifteenth day after Tenant has sent a statement requesting the reimbursement including bills or other documents reasonably supporting the request. This includes all costs and expenses for all labor, materials, overhead, contractor profit, and all other costs and expenses paid or incurred by Tenant for the repair including the amounts paid or incurred with respect to any contractors hired by Tenant to perform the work. After the commencement of the repair, Tenant may bill Landlord periodically or from time to time for costs and expenses paid or incurred by Tenant through the date of the statement. A payment shall be due Tenant on or before the fifteenth day after Tenant has sent Landlord a statement requesting the payment. If Tenant performs repairs in accordance with this subsection (e), Landlord shall cause any mortgagee of any interest in the Land and/or Building to apply any insurance proceeds in its possession arising from insurance maintained by or on behalf of Landlord to be promptly paid directly to the Tenant on Landlord's behalf to the extent necessary to satisfy Landlord's payment obligations pursuant to this Lease, but Landlord's payment or performance obligations shall not be deemed limited to the proceeds of any insurance policy maintained by or on behalf of Landlord.

                  (f) Notwithstanding anything in subsection (e) to the contrary, if Landlord fails to commence, continuously prosecute the performance with due diligence, or complete a repair, and the failure becomes an Event of Default, Tenant may nevertheless exercise its remedies pursuant to this Lease including performing the repair at Landlord's expense and on Landlord's behalf in order to cure Landlord's default and including Tenant's other rights and remedies pursuant to Section 13.2.

Section 12.2 Taking of the Leased Premises.
-------------------------------------------

         (a) (i) "Taking" means the taking of property as a result of the exercise of a power of eminent domain or purchase under threat of the exercise.
(ii) "Taking Date" means the date on which a condemning authority first has the right of possession of property Taken.

         (b) Tenant may cancel this Lease if, after giving effect to the Taking and all previous Takings: (i) access to or from the public streets reasonably deemed material by Tenant is impaired; or (ii) any portion of the Building or parking areas is Taken; or (iii) it would be unreasonable to expect Tenant to continue to conduct business as fully and as completely as theretofore conducted from the Leased Premises. Tenant may exercise its option to cancel the Lease by sending Landlord notice of cancellation on or before the 180th day after Tenant has received notice of the Taking from Landlord.

         (c) If the Lease is not cancelled and any portion of the Leased Premises is Taken, Landlord shall repair and reconstruct the portion of the Leased Premises damaged or affected by the Taking to the extent practicable as soon as practicable in a good and workmanlike manner. The annual rate of Minimum Rent shall be reduced by the percentage diminution of the floor area of the Building as a result of the Taking. During any restoration or reconstruction of the Leased Premises as a result of a Taking, Rent and all other charges shall entirely abate except for periods and then shall be appropriately prorated and reduced corresponding to those portions of the Leased Premises in which Tenant elects to operate from the Leased Premises. If any temporary Taking of Tenant's rights in the Leased Premises occurs, Tenant shall be entitled to the entire award for the temporary Taking.

                  ARTICLE 13.  DEFAULTS, RIGHTS AND REMEDIES
                               -----------------------------

Section 13.1 Events of Default.
-------------------------------

         (a) (i) Each of the following events shall constitute an "Event of Default" under this Lease committed by Tenant:

                           (1) If Tenant fails to pay any Minimum Rent when due
and the failure con tinues for ten days after Tenant receives notice of the failure from Landlord; or

                           (2) If Tenant fails to comply with any of its other
obligations under this Lease and the failure continues after the expiration of the "Cure Period."

                  (ii) Each of the following events shall constitute an "Event of Default" under this Lease committed by Landlord:

                           (1) If Landlord fails to pay any amount owed Tenant
and the failure continues for ten days after Landlord receives notice of the failure from Tenant;

                           (2) If Landlord fails to timely commence Landlord's
Work or any other work Landlord is required to perform pursuant to this Lease and fails to cure the default within 30 days after receipt of notice of the default from Tenant;

                           (3) If Landlord fails to diligently prosecute any
material portion of Landlord's Work (or any other work Landlord is required to perform pursuant to this Lease) with a full construction crew as is reasonably required for the work and fails to cure the default within 30 days after receipt of notice of the default from Tenant;

                           (4) If Landlord fails to complete Landlord's Work
within the time required by this Lease (or fails to complete any other work Landlord is required to perform pursuant to this Lease within a reasonable time after its commencement) and fails to cure the default within 30 days after receipt of notice of the default from Tenant;

                           (5) If Landlord is in breach of a covenant,
representation, or warranty, and an order relating to, involving, in connection with, or resulting in or from such breach is entered in any court prohibiting or materially impairing Tenant's use of the Leased Premises for the Intended Use, or any use forming part of the Intended Use, regardless of whether the order is later stayed, lifted, appealed or reversed; or

                           (6) If Landlord fails to comply with any of its other
obligations under this Lease and the failure continues after the expiration of the "Cure Period."

         (c) The "Cure Period" shall be thirty days after receipt of notice of default , except as follows. If a party is unable to cure the failure within thirty days by the exercise of reasonable diligence, the Cure Period shall begin on the date the notice of failure is received and shall continue as long as necessary for diligent prosecution of the cure provided the curing party commences the cure as soon as practicable after receipt of a notice of the default and diligently prosecutes the cure.

Section 13.2 Rights and Remedies Upon Default.

         (a) If Tenant's default results in an uncured Event of Default, Landlord may take any action it deems advisable under one or more of the provisions of this Section. (i) Landlord may cancel the Lease and terminate Tenant's right to possession of the Leased Premises.

                  (ii) Landlord may sue for damages at law, but Landlord shall take commercially reasonable steps to mitigate its damages. Landlord shall not be entitled to a remedy at law or in equity which would provide for the acceleration of rent for the remainder of the term of the Lease. For the purpose of computing Landlord's damages, any bona fide arms length brokerage commission paid by Landlord to an unrelated and unaffiliated broker to relet the Leased Premises or portion thereof (the lease re-letting the Leased Premise or a portion thereof being referred to as a "New Lease") shall be considered as part of Landlord's damages, but calculated only as follows: the broker commission shall be divided by the number of months in the initial term of the New Lease, the result shall be referred to as the "Result", and the amount of rent per month received by Landlord pursuant to the New Lease shall be deemed lowered by an amount equal to the Result.

                  (iii) Landlord may cure the default on Tenant's behalf. If Landlord does so, Tenant shall reimburse Landlord for the reasonable amounts expended by Landlord to cure.

         (b) (i) If Landlord's default results in an Event of Default, Tenant may: (1) cure the default on Landlord's behalf, and Landlord shall promptly reimburse Tenant for the reasonable costs of the cure; (2) terminate this Lease; and, in either case, (3) Tenant may exercise the remedies otherwise provided by law or this Lease, including specific performance. If Tenant terminates this Lease as a result of an Event of Default of Landlord, Landlord shall immediately pay Tenant the unamortized cost of Tenant's investment in the Leased Premises as of the termination date and any other damages arising from the default.

                  (ii) If Tenant begins to perform any portion of Landlord's Work or any other work Landlord was required to perform pursuant to this Lease, Tenant may elect to continue to perform the work until it has been completed. Landlord shall pay Tenant all costs and expenses paid or incurred by Tenant in the performance of Landlord's Work or any other work Landlord was required to perform pursuant to the Lease. This includes all costs and expenses for all labor, materials, overhead, contractor profit, and all other costs and expenses paid or incurred by Tenant for Landlord's Work or other work Landlord was required to perform including the amounts paid or incurred with respect to any contractors hired by Tenant to perform the work. After the commencement of the Landlord's Work or other work performed by Tenant that

Landlord was required to perform, Tenant may bill Landlord periodically or from time to time for costs and expenses paid or incurred by Tenant. A payment shall be due Tenant on or before the fifteenth day after Tenant has sent Landlord a statement requesting the payment.

                  (iii) If Landlord fails to pay Tenant any amount owed to Tenant pursuant to this Lease or otherwise, Tenant may deem such amount to be a credit against Minimum Rent, Additional Rent and any other charges payable by Tenant pursuant to the Lease in such order as Tenant shall elect, and Tenant may offset any credit against the Minimum Rent, Additional Rent and other charges payable by Tenant pursuant to the Lease until the credit has been exhausted. If Tenant has elected to take any amount Landlord owes Tenant as a credit, Tenant may from time to time change its election as to any balance owed and may require Landlord to pay the amount owed to Tenant in cash on the fifteenth day after a statement requesting payment has been sent to Landlord. In either event, the balance owed by Landlord shall bear interest at the "Interest Rate" (as described in Section 14.3), and the interest shall be paid to Tenant or shall be a credit against the Minimum Rent, Additional Rent and other charges payable by Tenant, as Tenant shall elect from time to time.

         (d) If one party (the "Defaulting Party") fails to perform an obligation pursuant to this Lease and the failure results in an Event of Default, and the other party (the "Nondefaulting Party") elects to cure the failure by performing the obligation on the Defaulting Party's behalf, the Nondefaulting Party shall have access to the Leased Premises reasonably required to effect the cure regardless of whether Delivery of Possession has occurred or not. Tenant's entry onto the Leased Premises to cure a Landlord default prior to Delivery of Possession shall not constitute for any reason or purpose whatsoever Delivery of Possession or a waiver by Tenant of Delivery of Possession.

         (e) Except for the provisions of part (ii) of subsection 13.2(a), neither party's right to damages as a result of an Event of Default of the other party shall be deemed limited by this Section 13.2.

         (f) If a party is in default of its obligations pursuant to this Lease, no performance of Landlord's Work, Tenant's Work, or other act or omission of the other party shall be deemed a waiver of the default. No party shall be deemed to have waived a right pursuant to this Lease unless the party shall have expressly waived the right in writing.

Section 13.3 Emergency Repairs
------------------------------

         If Landlord's failure to make a roof or window repair as required pursuant to this Lease creates a material threat to any person or property, Tenant may, upon notice to Landlord, elect to perform the repair on Landlord's behalf without waiting for the expiration of any Cure Period. Landlord shall pay Tenant all costs and expenses paid or incurred by Tenant in the performance of the repair. This includes all costs and expenses for all labor, materials, overhead, contractor profit, and all other costs and expenses paid or incurred by Tenant for the repair including the amounts paid or incurred with respect to any contractors used or retained by Tenant to perform the work. After the commencement of the repair, Tenant may bill Landlord periodically or from time to time for costs and expenses paid or incurred by Tenant through the date of the statement, and each statement shall be supported by bills or other documents supporting the statement. A payment shall be due Tenant on or before the fifteenth day after Tenant has sent Landlord a statement requesting the payment.


                  ARTICLE 14.  INTERPRETATION AND NOTICES
                               --------------------------

Section 14.1 Notices.
---------------------

         (a) A notice to a party shall be valid only if it's in writing and sent to the party's notice address via certified mail return receipt requested or by Federal Express or other private courier which customarily requires the person receiving a delivery to sign for the delivery. If failure to send a notice before the end of a time period waives a right, the notice is effective when sent. All other notices are effective on the day received unless the recipient refuses delivery. If delivery is refused, the notice is effective when sent. Notwithstanding the foregoing, a statement or submission of a bill and any supporting documentation and associated correspondence (but excluding a notice of default) may be sent via fax (provided confirmation is received) or by U.S. mail and need not be sent certified mail, return receipt requested and will be deemed effective when it is sent provided it is properly addressed.

         (b) The notice addresses of the parties are set forth on page one of the Lease. A party may change its notice address by sending a notice to other party of the change.

         (c) If a notice is sent to a party, co-copies shall be simultaneously sent as follows:

                  (i) If to Landlord:

                  Ronald Helhoski, Esq.
                  517 East Main Street
                  Middletown, NY 10940

                  and

                  Putnam County National Bank
                  P.O. Box 10
                  43 Gleneida Avenue
                  Carmel, NY 10940
                  Attn: Dean Ryder


                  (ii) If to Tenant:

                  Golenbock, Eiseman, Assor, Bell & Peskoe
                  437 Madison Avenue
                  New York, NY 10022
                  Att: Nathan Assor, Esq.

         A party may change the address to which a co-copy shall be sent by sending a notice to the other party of the change.

Section 14.2 Interpretation.
----------------------------

         Captions and headings used in this instrument are for reference only. A provision of this instrument which requires a party to perform an action shall be construed so as to require the party to perform the action or to cause the action to be performed at its own expense. A provision of this instrument which prohibits a party from performing an action shall be construed so as to prohibit the party from performing the action or permitting others to perform the action. The singular includes the plural, and the plural includes the singular. The verb "to include" whether used in the form of "include," "includes," "including," or "included" means "to include without limitation." "Any" means "any and all". "Repair" means repair, and if reasonably necessary, replace (except that this shall not apply to Tenant's obligations to repair HVAC Equipment). "Rent" means Minimum Rent and all other rents and charges payable to Landlord pursuant to this Lease. If a party may not unreasonably withhold consent, it may not unreasonably delay or condition consent. The word "laws" and the phrase "legal requirements" includes all applicable Federal, State, municipal and local laws, rules, regulations, and the orders of all courts and governmental agents. All riders and exhibits to this instrument are part of this instrument. If the last day of any period of time set forth in this Lease falls on a Saturday, Sunday, or legal holiday in the jurisdiction in which the Leased Premises is located, the period shall be deemed extended through the end of the first business day to occur after what would otherwise be the last day of the period. Both Landlord and Tenant have been involved in the drafting of this Lease, and this Lease shall be construed neither for nor against either Landlord or Tenant.

Section 14.3 Interest.
----------------------

         If an amount is properly billed pursuant to this Lease and is not paid on or before the fifteenth day after a statement is first sent which includes the amount (except if the amount is a periodic charge not paid when due and no statement is sent, on or before the fifteenth day after the amount becomes due), it shall bear interest from the date the statement is first sent (or for a periodic charge for which no statement is sent, from the date due) until paid at the "Interest Rate." The "Interest Rate" is the lower of: (i) the then prime rate published in the Wall Street Journal or any similar or successor U.S. publication plus four percentage points per annum; or (ii) the highest rate legally permissible under the circumstances.

Section 14.4 Binding Effect.
----------------------------

         This instrument shall be binding only upon the entities named in this Lease as Landlord and Tenant and their respective successors and assigns. Each party covenants not to sue (a) those who (or which) own or control the other's entity, or (b) the entity's officers, directors and employees, for the entity's obligation. This instrument may be modified only by an instrument in writing executed and delivered by Landlord and Tenant. The submission of an unexecuted copy of this instrument shall not constitute an offer or acceptance of an offer. This instrument may be executed in counterparts; each counterpart constitutes the same instrument.

Section 14.5 Waiver of Landlord's Lien.
---------------------------------------

         Landlord waives any lien against any of Tenant's Property on the Leased Premises created by operation of law or otherwise. If any lender to Tenant requires Landlord to execute any documentation relating to such lender's interest or perspective interest in Tenant's Property and its right to remove the property from the Lease Premises, and/or with respect to any collateral assignment of this Lease in favor of such lender, Landlord shall promptly execute such documentation and shall cause Landlord's mortgagee to execute such documentation if requested.

Section 14.6 Brokers.
---------------------

         Landlord agrees to pay the entire commission payable to any broker in respect of this Lease. Landlord's broker is McBride Corporate Real Estate, Inc., and Tenant represents that it has dealt with no other broker. If a party breaches this Section, the breaching party shall defend, indemnify, and hold the nonbreaching party harmless from the claims of any broker for a commission.

Section 14.7 Notice of Lease.
-----------------------------

         The parties shall execute, acknowledge and deliver a Memorandum of Lease in the form attached as Exhibit E when they execute this Lease. Upon the occurrence of the Rent Commencement Date, the parties agree to execute, acknowledge and deliver an amended and restated Memorandum of Lease that sets forth the information on Exhibit E as well as the exact date of termination of the term of the Lease. If the Lease is amended from time to time hereafter, the parties agree to execute, acknowledge and deliver a memorandum of the amendment of the Lease in recordable form. The parties agree to fully complete, execute, deliver, and acknowledge any TP-584, equalization form, or other document required to file the Memorandum of Lease, the amended and restated Memorandum of Lease, and the Memorandum of any amendment to the Lease. Landlord authorizes the recordation of the Memorandum of Lease, the amended and restated Memorandum of Lease, and the Memorandum of any amendment to the Lease.

Section 14.8 Board Approval.
----------------------------

         Notwithstanding Tenant's execution of this Lease, this Lease is subject to the approval of the Board of Directors of Tenant. If the Board of Directors of Tenant has not approved this Lease on or before the 15th day after the Effective Date, this Lease shall be deemed to have terminated and neither party shall have any obligation with respect to the Lease.

Section 14.9 Fulton Letter.
---------------------------

         Landlord and Tenant refer to a letter from Fulton Chevrolet, Cadillac Co., Inc., d/b/a Fulton Chevrolet and Landlord to Tenant. The letter states, in part:

                  "Fulton Chevrolet, Cadillac Co., Inc. is referred to as "Fulton." Fulton is an affiliate of Landlord. Landlord and Fulton warrant and represent that Fulton is the owner and operator of an automotive dealership at the intersection of Route 6 and 17 M, New York, doing business as Fulton Chevrolet. Any vehicle that is owned, controlled, or in the possession of Fulton or any of its parents, subsidiaries, or affiliates, and their respective successors and assigns, is referred to as a "Fulton Vehicle." In order to induce Tenant to enter into the Lease, Landlord and Fulton jointly and severally agree that neither Fulton nor its parents, subsidiaries, or affiliates and their respective successors and assigns will park any Fulton Vehicle or allow any Fulton Vehicle be parked in any 'No Park Zone.' Neither Landlord nor Fulton shall be deemed to have breached its obligations pursuant to this paragraph if a Fulton Vehicle suffers mechanical break down in a 'No Park Zone' provided the vehicle is towed or otherwise removed from the 'No Park Zone' promptly thereafter.

                  The 'No Park Zone' consists of the Leased Premises, the areas between Leased Premises and the traveled portions of Interstate 84, Sunrise Park Road, and Sunrise Park Extension, and any area between Carpenter Creek and the Leased Premises."

The letter shall be deemed incorporated herein by reference, and Landlord agrees that any breach of the terms of the letter by Landlord or by Fulton shall be deemed a default by Landlord under this Lease, and if Landlord does not cause the default to be cured, Tenant may deem the same to be an Event of Default in accordance with this Lease.

                  [Balance of page intentionally blank.]

To signify their agreement to this Lease, Landlord and Tenant have caused this Lease to be executed by their respective officers.


                                  Landlord: Sunrise Park Realty, Inc.


/s/_______________________        By:/s/
Witness: Ronald Helhoski           Thomas F. Worth, its Sr. Vice Pres.

/s/_______________________
Witness: Charles Rich
                                  Tenant:  Balchem Corporation


/s/_______________________        By:/s/
Witness      Joan M. Maietta             Dino Rossi, its President

/s/
Witness: Kathleen M. Perry


/s/                               And By: /s/_____________________
Witness: Charles Rich                       Frank Fitzpatrick, its
                                            Assistant Secretary
/s/
Witness:   Colleen T. Joyce

                                    EXHIBIT A

                           CLARK PATTERSON ASSOCIATES

                                   DESCRIPTION
                          SUNRISE PARK OFFICE BUILDING
                    TOWN OF WAWAYANDA ORANGE COUNTY NEW YORK


Section 6, Block 1, Lot 72.2

All that certain piece or parcel of land situated in the Town of Wawayanda, County of Orange, State of New York, and being more accurately described as follows:

Beginning at a granite highway monument, said monument being on the southwesterly bounds of a Town road known as Sunrise Park Road and the most northwesterly bounds of Sunrise Park Road Extension, and proceeding on the following courses and distances:

      1)  Along said sunrise Park Road Extension South 53(degree)-47'-00" West
          164.98 feet to lands N/F Carole Sutton, Tax Map Section 6, Block 1, Lot 88.

Thence along lands of Tax Map Section 6, Block 1, Lot 88, on the following three courses and distances:

      2)  North 37(degree)-26"-00" West 150.00 feet

      3)   South 53(degree)-47'-00" West 100.00 feet

      4) South 37(degree)-26'-00" East 123.96 feet to the most northerly bounds of New York State Route 84.

Thence along the northerly bounds of said Route 84 on the following three courses and distances:

      5)  North 66(degree)-24'-00" West 284.52 feet to a highway monument

      6)  South 86(degree)-47'-00" West 48.10 feet to a highway monument

      7) South 86(degree)-47'-00" West 312.13 feet to a highway monument on the northeasterly bounds of New York State Route 17M and U.S. Highway 6.

Thence along said Highway U.S. 6 and NYS Route 17M

      8) North 41(degree)-44'-14" West 104.78 feet to a pipe at the most southeasterly corner of N/F Cloverleaf Realty Corp., Tax Map Section4, Block 1, Lot 36.22.

                                   DESCRIPTION
                          SUNRISE PARK OFFICE BUILDING
                    TOWN OF WAWAYANDA ORANGE COUNTY NEW YORK



Thence along said lands on the following five courses and distances:

      9)  North 55(degree)-34'-08" East 263.91 feet to a point

      10) North 68(degree)-59'-00" East 127.40 feet to a point

      11) North 65(degree)-46'-00" East 101.83 feet to a point

      12) North 60(degree)-14'-00" East 69.77 feet to a point

      13) North 43(degree)-40'-00" East 60.88 feet to the southwesterly bounds of said Sunrise Park Road.

Thence along the southwesterly bounds of said road on the following four courses and distances:

      14) South 60(degree)-49'-00" East 243.00 feet to a point

      15) South 52(degree)-14'-00" East 51.10 feet to a monument

      16) South 27(degree)-35'-00" East 86.62 feet to a monument

      17) South 37(degree)-18'-00" East 156.89 feet to the point and place of beginning and containing 5.124 acres, more or less.

                                    EXHIBIT B

                                 LANDLORD'S WORK

            A. Landlord shall obtain all permits and approvals legally required to construct "Landlord's Work". If any portion of the Leased Premises subject to"Landlord's Work" is a wetland, this includes the issuance of any permit required to construct on or over a wetland. If any permit is required to discharge stormwater into a stream, sewer, or otherwise, this includes obtaining the appropriate stormwater related permit for the Leased Premises.

            B. Performance of "Landlord's Work" includes the performance of all of the work, the construction of all improvements, and the installation of all systems and equipment described or referenced in, set forth in, contemplated by, or reasonably inferable from part C of this Exhibit B in accordance with all applicable laws, good construction practices, and in compliance with this Lease (including this Exhibit B). Performance of "Landlord's Works" includes providing and paying for all labor, materials, equipment and services required to construct all improvements and install all systems and equipment described or referenced in part C of this Exhibit B. All of the sheets, drawings and specifications described in part C of this Exhibit B are collectively referred to as the "Drawings". The interpretations of Section 14.2 of the Lease apply to this Exhibit.

            C. 1. No Exposure Certification. If no permit is required for the discharge of stormwater, Landlord shall file as part of Landlord's Work any No Exposure Certification for Exclusion from NPDES Stormwater Permitting, and any other certification, as may be required with respect to the Leased Premises.

                      2. Fusco Plans. Landlord's Work includes all of the work described, contemplated or referenced on Sheets 1 through 6 of Alfred A. Fusco, Jr., Engineer dated and last revised as set forth in the following chart:

     Sheet Number        Date of Drawing                    Date Last Revised
     ------------        ---------------                    -----------------

             1           December 10, 1986                   September 7, 1988

             2           December 10, 1986                   January 20, 1988

             3           December 10, 1986                   January 20, 1988

             4           December 10, 1986                   October 8, 1987

             5           December 10, 1986                   September 16, 1987

             6           December 10, 1986                   August 5, 1987

            3. Houghton, Quarty & Warr Plans. Landlord's Work includes all of the work described, contemplated or referenced in sheets F-1 and A-1 through A-4 of Houghton, Quarty & Warr, architects, dated and last revised as set forth in the following chart:

     Sheet Number        Date of Drawing                    Date Last Revised
     ------------        ---------------                    -----------------

         A-1                October 6, 1987                     May 19, 1988

         A-2                October 6, 1987                     June 24, 1988

         A-3                October 6, 1987                     June 24, 1988

         A-4                October 6, 1987                     June 24, 1988

         F-1                October 6, 1987                     April 15, 1987

            4. American Buildings Plans Landlord's Work includes all of the work described, contemplated or referenced in the following sheets of American Buildings Company dated and last revised as set forth in the following chart:

     Sheet Number        Date of Drawing                    Date Last Revised
     ------------        ---------------                    -----------------

        AB-1               May 11, 1988                        May 18, 1988

        AB-2               May 11, 1988                        none

        E-1                May 12, 1988                        none

        E-2                May 12, 1988                        none

        E-3                May 12, 1988                        none

        E-4                May 12, 1988                        none

        E-5                May 12, 1988                        none

        E-6                May 13, 1988                        none

        FN-1               April, 1983                         October, 1987

        D-1                July, 1985                          December, 1987

        D-8                July, 1985                          December, 1987

        D-12               July, 1985                          December, 1987

        D-14               July, 1985                          December, 1987

        SOH-2              May, 1982                           October, 1987

        EOH-1              July, 1982                          April, 1987

        FD-4               none                                April, 1988

        FD-5               none                                April, 1988

        SS-1               February, 1983                      April, 1987

        SS-3               February, 1983                      October, 1987

        SS-4               February, 1983                      October, 1987

        SS-5               February, 1983                      May, 1986

        SS-10              April, 1986                         October, 1987

Landlord's Work also includes the work described in the 7/19/01 letter from American Buildings Company attached to the Report relating to the plumbness of column line 4 of the Building frame.

                      5. Dry Water and Sewer Lines. Landlord's Work includes installing dry water and sewer lines which service the Leased Premises that are satisfactory to "Tenant's Architect." "Tenant's Architect", as of the Effective Date, is Design Group, Architects, 233 Route 32, Central Valley, NY 10917. Tenant may change Tenant's Architect from time to time by notice to Landlord. "Tenant's Architect" includes any engineers or other consultants retained by Tenant's Architect. "Tenant's Architect" may be an architect, engineer or other qualified professional.

                      6. Utilities. Landlord's Work includes bringing all utilities required by Tenant into the Building to a location satisfactory to Tenant's Architect in such capacities as are satisfactory to Tenant's Architect. The utilities shall be installed in a manner satisfactory to Tenant's Architect.

                      7. Watertight Roof. Landlord's Work includes making the entire roof of the Building watertight except that Landlord shall not be liable for any roof leaks caused solely by Tenant's roof penetrations.

                      8. Micucci Report Work. The Report of Inspection of Existing Office Building, Sunrise Drive, Wawayanda, New York, dated August 3, 2001 by Micucci Engineering, P.C. is referred to as the "Report." Landlord's Work includes performing any additional work described in the Report, including the corrective measures described in the Report, and any additional work and corrective measures described in a response to the Report by Trimble Building Systems, Inc. dated August 29, 2001. This includes the following:

                              (a) Penetration of Roof Girders. The Report
indicates that there is a penetration of the roof girders by the drain piping. The Landlord shall notify American Buildings Company ("American") of this condition and request American to review the girder design to determine if reinforcement of the members is required. If American is willing to certify to Balchem Corporation in writing that American has reviewed the girder design and its penetration by drain piping at Sunrise Park Building, Route 17M, Town of Wawayanda, Orange County, New York, and that no reinforcement of the members is required notwithstanding the penetration, then Tenant will accept the roof girders as penetrated by the drain piping. Otherwise, Landlord shall reinforce the members in accordance with American's recommendations and to the satisfaction of Tenant's Architect.

                              (b) Missing Frame Braces. The Report indicates
that missing frame braces need to be installed at column line 3 at the purlin to the east of column line C and at column line 2 at the purlin to the east of column line C. (The coordinate system used in this Exhibit B is the same as used in the Report.) Landlord shall install the missing frame braces.

                              (c) Roof and Building Load Capacity. "Landlord's
Engineer" means a professional engineer hired by Landlord who is licensed in the State of New York and who has well recognized expertise with respect to structural steel. Landlord shall cause Landlord's Engineer to certify to Tenant in writing (i) the design load of the Building structure, (ii) the design load of the roof structure, (iii) the present load capacity of the roof in the area in which the additional purlins have been installed underneath (the "Reinforced Area"), (iv) the load capacity for which the Reinforced Area was designed by American; (v) the maximum weight of mechanical units, exhaust fans, and other roof mounted equipment that may be installed on the roof of the Building over the Reinforced Area, and (vi) the load capacity of the roof other than the Reinforced Area, and the maximum weight of mechanical units, exhaust fans, and other roof mounted equipment that may be installed on the roof of the Building other than on the Reinforced Area. Landlord shall install any additional framing that may be required in the opinion of Tenant's Architect if Landlord's Engineer does not certify to Tenant that the existing purlins are adequate to provide the Reinforced Area with the load capacity for which the Reinforced Area was designed by American. Tenant agrees that Landlord may use Alfred A. Fusco Jr. as Landlord's Engineer.

                              (d) Roof Girder Correction. Landlord shall correct
the sway in the roof girders along column lines 3 and 4 as described in the letter from American Buildings dated 7/19/2001 attached to the Report. Specifically, and without limiting the foregoing, the bracing shall be loosened prior to realignment and tightened upon completion of the alignment process.

                              (e) Welded Splices. Landlord shall cause American
to certify to Balchem Corporation that the members provided with welded splices meet or exceed standard industry practices and the applicable building code requirements. If they do not, Landlord shall correct any deficiency to the satisfaction of Tenant's Architect.

                              (f) Second Floor Load Capacity. Landlord shall
cause Landlord's Engineer to provide to Balchem Corporation the design load criteria used for the Building frame girders and columns and shall cause Landlord's Engineer to certify to Balchem Corporation that the load capacity of the second floor of the Building equals or exceeds 171 psf of total load and 115 psf of live load. If the Building's second floor does not have a load capacity that equals or exceeds 171 psf of total load and 115 psf of live load, Landlord shall cause the second floor of the Building to be reinforced to the satisfaction of Tenant's Architect so that it has a load capacity that equals or exceeds 171 psf of total load and 115 psf of live load.

                      9. Additional Work. Landlord's Work includes the performance of the following additional work:

                      (a) Intentionally Deleted.

                      (b) Steel Columns. Perimeter columns at the second floor have been furred in wood, and this is not standard for this type of construction; Landlord shall correct the furring such that it comports with the Drawings and good construction practices.

                      (c) Deleted

                      (d) Deleted

                      (e) Damaged Insulation. Landlord shall replace with new insulation any areas of the existing insulation that have been damaged (including, without limitation, any damage by water and/or birds).

                      (f) Piping. Landlord shall install a sanitary clean-out inside of the Building as required by the building and fire codes and to the satisfaction of Tenant's Architect.

                      (g) Elevator Pit. Landlord shall modify the elevator sump pit to the extent required to accommodate an Otis holeless hydraulic elevator Model # LVM2100L including any recess in the pit floor that may be required for the elevator to properly function in the Building.

                      (h) Governmental Requirements, Engineer Requirements, Partially Performed Work.

                              (i) Landlord shall perform any work in, on, or at
the Leased Premises that shall be required by the Town of Wawayanda, or its officials, or any other governmental authority excluding Tenant's Work.

                              (ii) All of Landlord's Work shall be performed in
accordance with the Drawings. If any portion of this part C of Exhibit B modifies any work set forth in the Drawings, Landlord shall perform the work as modified by this part C. If any portion of the work described in this part C of Exhibit B is not clearly described in the Drawings or in this part C, Landlord shall, as part of Landlord's Work, perform the work to the satisfaction of Tenant's Architect.

                              (iii) If any portion of Landlord's Work has been
performed as of the Effective Date, Tenant's execution and delivery of this Lease shall not be deemed acceptance of the work performed to date. If any Landlord's Work performed as of the Effective Date does not conform to the requirements of this Exhibit B and the balance of the Lease, Landlord shall, as part of Landlord's Work, cause it to conform.

             D. 1. Landlord warrants and represents throughout the term of the Lease that Landlord's Work has been and shall be performed in conformity with Exhibit B and is free of defects and fit for its intended purpose. No payment to Landlord or acceptance of the Leased Premises by Tenant shall be deemed a waiver of this or any other warranty and representation.

                      2. A material breach of any of Landlord's obligations pursuant to this Exhibit B, including a breach of a warranty or representation made pursuant to the preceding subpart 1, shall be deemed a default by Landlord in the performance of its obligations under the Lease.

                      3. A nonmaterial breach of any of Landlord's obligations pursuant to this Exhibit B shall be deemed a default by Landlord in the performance of its obligations under the Lease except that if such nonmaterial breach becomes an Event of Default, Tenant may not terminate the Lease as a result thereof. Tenant shall nevertheless have all of its other remedies pursuant to the Lease and pursuant to applicable laws if such nonmaterial breach of any of Landlord's obligations pursuant to this Exhibit B becomes an Event of Default.

                                    EXHIBIT C


                                       Mortgage

             Mortgage from Landlord to PUTNAM COUNTY NATIONAL BANK, its successors and assigns, whose address is 43 Gleneida Avenue, Carmel, NY 10940, dated the same day as the date of this Lease.

                                       EXHIBIT D

                                       Chemicals

CHEMICALS
Organic Solvents
----------------
Acetone
Ethyl Alcohol
Ethyl Ether
Ethyl Acetate
iso-Propanol
Methanol
Hexane
Heptane
Chioroform

Acids/Bases
-----------
Sodium Hydroxide
Potassium Hydroxide
Hydrochloric Acid
Acetic Acid
Perchloric Acid (0.1 N Standard Solution)
Sulfuric Acid

General Chemicals/Reagents
--------------------------
Sodium Phosphate (mono, di & tribasic)
Potasium Phosphate (mono, di & tribasic)
Calcium Phosphates
Common salts (e.g., NaCl, PCl, etc.)
Sodium Thiosulfide
Various Gums
Various Acid/Base Indicators
Fatty Acid Standards (individual or mix)
Amino Acid Standards (individual or mix)
Vitamin Standards (e.g., alpha-tocopherol, ascorbic acid, thiamin, etc.) Sugar Standards (e.g., sucrose, fructose, ribose, etc.)
Lowry Reagent Kit for Protein
Ninhydrin Reagent Kit for Protein
Boron Triflouride in Methanol Reagent
Selective Standards for Flavors (e.g., cinnamaldehyde)
EDTA
Very small quantity of oxidizers (e.g., CaO2)

Ongoing List of Food Grade Materials for Pilot Area (TBD)
---------------------------------------------------------

                                       48
GAS

Nitrogen     (* House Nitrogen may be OK if purity is high enough)
Helium
Air
Hydrogen
Carbon Dioxide

                                          EXHIBIT E


                                      MEMORANDUM OF LEASE
                                      -------------------

             This is a memorandum of the Lease between Sunrise Park Realty, Inc., a New York corporation with an address of P.O. Box 519, Middletown, New York, 10940 and a street address of Fulton Chevrolet Building, Intersection 17M and Route 6, Middletown, NY 10940, ("Landlord") and Balchem Corporation, a Maryland corporation ("Tenant") with an address of 2007 Route 284, Slate Hill, NY 10973.

             Landlord and Tenant executed the Lease on February __, 2002.

             The premises leased pursuant to the Lease is set forth on the attached Exhibit A.

             The term of the Lease commenced on February __, 2002, and the term will end on the last day of the tenth "Lease Year" (as defined in the Lease) unless sooner terminated in accordance with the terms of the Lease.

             There is no right of extension or renewal set forth in the Lease.

             This Memorandum of Lease is executed by the parties as of February __, 2002.

                                         Landlord: Sunrise Park Realty, Inc.

__________________________               By:
Witness                                         ______________, its ________

__________________________
Witness
                                         Tenant:  Balchem Corporation

__________________________               By:
Witness                                         Dino Rossi, its President

______________________
Witness


___________________________          And By:__________________________
Witness                                     Frank Fitzpatrick,
                                            its Assistant Secretary
___________________________
Witness

State of New York )
                             ) ss:
County of Orange  )

On the __nd day of February, in the year 2002, before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                     _________________________
                                                         Notary Public


State of New York  )
                         ) ss:
County of Orange   )

On the __nd day of February, in the year 2002, before me, the undersigned, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                     _________________________
                                                           Notary Public

State of New York  )
                         ) ss:
County of Orange   )

On the __nd day of February, in the year 2002, before me, the undersigned, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                     _________________________
                                                           Notary Public

                        EXHIBIT A to Memorandum of Lease

                           CLARK PATTERSON ASSOCIATES

                                   DESCRIPTION
                          SUNRISE PARK OFFICE BUILDING
                    TOWN OF WAWAYANDA ORANGE COUNTY NEW YORK


Section 6, Block 1, Lot 72.2

All that certain piece or parcel of land situated in the Town of Wawayanda, County of Orange, State of New York, and being more accurately described as follows:

Beginning at a granite highway monument, said monument being on the southwesterly bounds of a Town road known as Sunrise Park Road and the most northwesterly bounds of Sunrise Park Road Extension, and proceeding on the following courses and distances:

      18) Along said sunrise Park Road Extension South 53(degree)-47'-00" West
164.98 feet to lands N/F Carole Sutton, Tax Map Section 6, Block 1, Lot 88.

Thence along lands of Tax Map Section 6, Block 1, Lot 88, on the following three courses and distances:

      19) North 37(degree)-26'-00" West 150.00 feet

      20) South 53(degree)-47'-00" West 100.00 feet

      21) South 37(degree)-26'-00" East 123.96 feet to the most northerly bounds of New York State Route 84.

Thence along the northerly bounds of said Route 84 on the following three courses and distances:

      22) North 66(degree)-24'-00" West 284.52 feet to a highway monument

      23) South 86(degree)-47'-00" West 48.10 feet to a highway monument

      24) South 86(degree)-47'-00" West 312.13 feet to a highway monument on the northeasterly bounds of New York State Route 17M and U.S. Highway 6.

Thence along said Highway U.S. 6 and NYS Route 17M

      25) North 41(degree)-44'-14" West 104.78 feet to a pipe at the most southeasterly corner of N/F Cloverleaf Realty Corp., Tax Map Section4, Block 1, Lot 36.22.

                                   DESCRIPTION
                          SUNRISE PARK OFFICE BUILDING
                    TOWN OF WAWAYANDA ORANGE COUNTY NEW YORK



Thence along said lands on the following five courses and distances:

      26) North 55(degree)-34'-08" East 263.91 feet to a point

      27) North 68(degree)-59'-00" East 127.40 feet to a point

      28) North 65(degree)-46'-00" East 101.83 feet to a point

      29) North 60(degree)-14'-00" East 69.77 feet to a point

      30) North 43(degree)-40'-00" East 60.88 feet to the southwesterly bounds of said Sunrise Park Road.

Thence along the southwesterly bounds of said road on the following four courses and distances:

      31) South 60(degree)-49'-00" East 243.00 feet to a point

      32) South 52(degree)-14'-00" East 51.10 feet to a monument

      33) South 27(degree)-35'-00" East 86.62 feet to a monument

34) South 37(degree)-18'-00" East 156.89 feet to the point and place of beginning and containing 5.124 acres, more or less.


                                              EXHIBIT F


                                       Schedule of Values


                                      Tenant's Estimate of                                       Allocable
Category                             Hard Costs of Tenant's Work                        Tenant Reimbursement
                                     (excludes Special Lab Costs
                                         and soft costs)

Sheetrock, Paint, Trim                       $258,000                                           $129,000
Glass, Doors                                   61,000                                             30,000
Ceilings                                       40,000                                             20,000
Flooring                                         62,0                                             31,000
Masonry                                          97,0                                             48,000
Window Covering                                16,000                                              8,000
Kitchen & Bath                                 14,000                                              7,000
Elevator                                         60,0                                             30,000
Electrical                                     324,00                                            162,000
HVAC                                           229,00                                            114,000
Plumbing                                       103,00                                             51,000
                                           $1,264.000                                            630,000


         The column on the left represents Tenant's good faith estimate of the cost of performing Tenant's Work excluding Special Lab Costs and soft costs. Tenant shall not be in breach of its obligations pursuant to the Lease if the cost of performing the line item is less than or greater than the estimate or the cost of performing all of the line items is less than or greater than the sum of the estimated costs. The amount of the Tenant Reimbursement payable to Tenant with respect to a line item is a function of the percentage completion of the line item and is not dependent of the actual cost expended by Tenant with respect to the line item.

                                    EXHIBIT G
                          PROGRESS PAYMENT INFORMATION

Progress Payment for Tenant's Work* completed through the end of the month _________, 200_

Date of Application for Payment: _________________

The amount of the Tenant Reimbursement due and payable by Landlord to Tenant pursuant to this Application for Payment: _____________________


          1                      2                     3                      4                     5                      6
                                                                    Portion of Tenant
                                                                    Reimbursement
                                                                    Allocable to
                                             % of Tenant's          Tenant's Work*        Tenant
                       Tenant                Work*                  Completed             Reimbursement          Amount of Tenant
                       Reimbursement         Completed              through End of        paid though date       Reimbursement
                       Allocable to Line     through End of         Month                 of Application for     due (columns 4
Line Items             Items                 Month                  (columns 2 x 3)       Payment                minus 5)

Sheetrock, Paint            $129,000
Trim
Glass, Doors                  30,000
Ceilings                      20,000
Flooring                      31,000
Masonry                       48,000
Window                         8,000
Covering
Kitchen & Bath                 7,000
Elevator                      30,000
Electrical                   162,000
HVAC                         114,000
Plumbing                      51,000
TOTAL                       $630,000


*excluding Special Lab Items and architectural, engineering and attorney work

                 Fulton Chevrolet and Sunrise Park Realty, Inc.
                      Intersection of Route 17M and Route 6
                              Middletown, NY 10940

                                January 24, 2002

Balchem Corporation
2007 Route 284
Slate Hill, NY 10973
att: Dino Rossi

     Re: Lease (the "Lease") between Sunrise Park Realty, Inc., a New York corporation with an address of P.O. Box 519, Middletown, New York, 10940 and a street address of Fulton Chevrolet Building, Intersection 17M and Route 6, Middletown, NY 10940, ("Landlord") and Balchem Corporation , a Maryland corporation ("Tenant") with an address of 2007 Route 284, Slate Hill, NY 10973. The premises leased pursuant to the Lease is referred to as the "Leased Premises."

Gentlemen:

     Fulton Chevrolet, Cadillac Co., Inc. is referred to as "Fulton." Fulton is an affiliate of Landlord. Landlord and Fulton warrant and represent that Fulton is the owner and operator of an automotive dealership at the intersection of Route 6 and 17 M, New York, doing business as Fulton Chevrolet. Any vehicle that is owned, controlled, or in the possession of Fulton or any of its parents, subsidiaries, or affiliates, and their respective successors and assigns, is referred to as a "Fulton Vehicle." In order to induce Tenant to enter into the Lease, Landlord and Fulton jointly and severally agree that neither Fulton nor its parents, subsidiaries, or affiliates and their respective successors and assigns will park any Fulton Vehicle or allow any Fulton Vehicle be parked in any 'No Park Zone.' Neither Landlord nor Fulton shall be deemed to have breached its obligations pursuant to this paragraph if a Fulton Vehicle suffers mechanical break down in a 'No Park Zone' provided the vehicle is towed or otherwise removed from the 'No Park Zone' promptly thereafter.

     The 'No Park Zone' consists of the Leased Premises, the areas between Leased Premises and the traveled portions of Interstate 84, Sunrise Park Road, and Sunrise Park Extension, and any area between Carpenter Creek and the Leased Premises.

     This letter is binding on Landlord, Fulton, their respective successor and assigns, any purchaser of substantially all of the assets of Fulton, and any operator of any automotive dealership or operation operating from all or part of the premises currently operated as Fulton Chevrolet. Tenant may deem any breach of this letter to be a breach of the Lease. This letter may be recorded as an exhibit to the Notice of Lease.

                    Very truly yours,

                    Fulton Chevrolet, Cadillac Co., Inc., d/b/a Fulton Chevrolet

                    By:/s/
                          John Worts, its President
                    and

                    Sunrise Park Realty, Inc.

                    By: /s/
                           John Worts, its President